UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☑ Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Provident Financial Services, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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830 Bergen Avenue

Jersey City, New Jersey 07306

March 14, 2008

Dear Fellow Stockholder:

You are cordially invited to attend the 2008 Annual Meeting of Stockholders of Provident Financial Services, Inc., which will be held on April 23, 2008, at 10:00 a.m., local time, at the Sheraton Newark Airport Hotel, 128 Frontage Road, Newark, New Jersey.

The business to be conducted at the Annual Meeting consists of the election of five directors, the approval of the 2008 Long-Term Equity Incentive Plan and the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2008. Your board of directors has determined that an affirmative vote on each of these matters to be considered at the Annual Meeting is in the best interests of Provident Financial Services, Inc. and its stockholders and unanimously recommends a vote “FOR” each of these matters.

Your vote is very important regardless of the number of shares you own. We urge you to complete, sign and return the enclosed Proxy Card as soon as possible, or to vote by Internet or telephone as described on your Proxy Card, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

On behalf of the board of directors, officers and employees of Provident Financial Services, Inc., we thank you for your continued support.

Sincerely,

Paul M. Pantozzi

Chairman and

Chief Executive Officer

830 Bergen Avenue

Jersey City, New Jersey 07306

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN THAT the 2008 Annual Meeting of Stockholders of Provident Financial Services, Inc. will be held at the Sheraton Newark Airport Hotel, 128 Frontage Road, Newark, New Jersey on Wednesday, April 23, 2008, at 10:00 a.m., local time, to consider and vote upon the following matters:

1.	To elect five persons to serve as directors of Provident Financial Services, Inc., each for a three-year term.

2.	To approve the 2008 Long-Term Equity Incentive Plan.

3.	To ratify the appointment of KPMG LLP as the independent registered public accounting firm for Provident Financial Services, Inc. for the year ending December 31, 2008.

4.	To transact such other business as may properly come before the Annual Meeting, and any adjournment or postponement of the Annual Meeting.

The board of directors of Provident Financial Services, Inc. has fixed March 3, 2008 as the record date for determining the stockholders entitled to vote at the Annual Meeting and any adjournment or postponement of the Annual Meeting. Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement of the Annual Meeting.

The board of directors of Provident Financial Services, Inc. unanimously recommends that you vote “FOR” each of the nominees for director listed in the Proxy Statement, “FOR” approval of the 2008 Long-Term Equity Incentive Plan and “FOR” ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the year ending December 31, 2008.

Please complete, sign and mail the enclosed Proxy Card promptly in the enclosed postage-paid envelope. You may also vote by Internet or telephone as described on your Proxy Card. Stockholders of record who attend the Annual Meeting may vote in person, even if they have previously delivered a signed proxy or voted by Internet or telephone.

By Order of the Board of Directors

John F. Kuntz, Esq.

Corporate Secretary

Jersey City, New Jersey

March 14, 2008

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU OWN. THE BOARD OF DIRECTORS URGES YOU TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE OR TO VOTE BY INTERNET OR TELEPHONE AS DESCRIBED ON YOUR PROXY CARD.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 23, 2008—This Proxy Statement and Provident’s 2007 Annual Report to Stockholders are each available at http://www.cfpproxy.com/5429.

PROVIDENT FINANCIAL SERVICES, INC.

PROXY STATEMENT FOR THE

2008 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on April 23, 2008

GENERAL INFORMATION

This Proxy Statement and accompanying Proxy Card and the Annual Report to Stockholders are being furnished to the stockholders of Provident Financial Services, Inc. (“Provident”) in connection with the solicitation of proxies by the board of directors of Provident for use at the 2008 Annual Meeting of Stockholders. The Annual Meeting will be held on April 23, 2008, at 10:00 a.m., local time, at the Sheraton Newark Airport Hotel, 128 Frontage Road, Newark, New Jersey. The term “Annual Meeting” as used in this Proxy Statement, includes any adjournment or postponement of such meeting.

This Proxy Statement is dated March 14, 2008 and is first being mailed to stockholders of Provident on or about March 18, 2008.

The 2008 Annual Meeting of Stockholders

Date, Time and Place	Provident will hold its Annual Meeting of Stockholders on April 23, 2008, 10:00 a.m., local time, at the Sheraton Newark Airport Hotel, 128 Frontage Road, Newark, New Jersey.

Record Date	March 3, 2008.

Shares Entitled to Vote	60,118,789 shares of Provident common stock were outstanding on the Record Date and are entitled to vote at the Annual Meeting.

Purpose of the Annual Meeting	To consider and vote on the election of five directors, the approval of the 2008 Long-Term Equity Incentive Plan and the ratification of KPMG LLP as Provident’s independent registered public accounting firm for the year ending December 31, 2008.

Vote Required	Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is withheld. The approval of the 2008 Long-Term Equity Incentive Plan and the ratification of KPMG LLP as the independent registered public accounting firm are each determined by a majority of the votes cast, without regard to broker non-votes or proxies marked “ABSTAIN.”

Provident’s Board of Directors Recommends You Vote in Favor of the Proposals	Provident’s board of directors unanimously recommends that stockholders vote “FOR” each of the nominees for director listed in this Proxy Statement, “FOR” the approval of the 2008 Long-Term Equity Incentive Plan and “FOR” the ratification of KPMG LLP as Provident’s independent registered public accounting firm for the year ending December 31, 2008.

Provident	Provident, a Delaware corporation, is the bank holding company for The Provident Bank, an FDIC-insured New Jersey-chartered capital stock savings bank that operated 85 full-service banking offices in northern and central New Jersey at December 31, 2007. Provident had $6.4 billion in total assets at December 31, 2007. Provident’s principal executive offices are located at 830 Bergen Avenue, Jersey City, New Jersey 07306. Provident’s telephone number is (201) 333-1000.

Who Can Vote

The Provident board of directors has fixed March 3, 2008 as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting. Accordingly, only holders of record of shares of Provident common stock, par value $0.01 per share, at the close of business on such date will be entitled to vote at the Annual Meeting. On March 3, 2008, 60,118,789 shares of Provident common stock were outstanding and held by approximately 6,300 holders of record. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Provident common stock is necessary to constitute a quorum at the Annual Meeting.

How Many Votes You Have

Each holder of shares of Provident common stock outstanding on March 3, 2008 will be entitled to one vote for each share held of record. However, Provident’s certificate of incorporation provides that stockholders of record who beneficially own in excess of 10% of the then outstanding shares of common stock of Provident are not entitled to vote any of the shares held in excess of that 10% limit. A person or entity is deemed to beneficially own shares that are owned by an affiliate of, as well as by any person acting in concert with, such person or entity.

Matters to Be Considered

The purpose of the Annual Meeting is to elect five directors, approve the 2008 Long-Term Equity Incentive Plan and ratify the appointment of KPMG LLP as Provident’s independent registered public accounting firm for the year ending December 31, 2008.

You may be asked to vote upon other matters that may properly be submitted to a vote at the Annual Meeting. You also may be asked to vote on a proposal to adjourn the Annual Meeting. Provident could use any adjournment or postponement for the purpose, among others, of allowing additional time to solicit proxies.

How to Vote

You may vote your shares by completing and signing the enclosed Proxy Card and returning it in the enclosed postage-paid envelope or by attending the Annual Meeting. Alternatively, you may choose to vote your shares using the Internet or telephone voting options explained on your Proxy Card. You should complete and return the Proxy Card accompanying this document, or vote using the Internet or telephone voting options, to ensure that your vote is counted at the Annual Meeting, or at any adjournment or postponement of the Annual Meeting, regardless of whether you plan to attend. If you return an executed Proxy Card without marking your instructions, your executed Proxy Card will be voted “FOR” the election of the five nominees for director, “FOR” the approval of the 2008 Long-Term Equity Incentive Plan and “FOR” the ratification of the appointment of KPMG LLP as Provident’s independent registered public accounting firm for the year ending December 31, 2008.

Stockholders of record can vote in person at the Annual Meeting. If a broker holds your shares in street name, then you are not the stockholder of record and you must ask your broker how you can vote in person at the Annual Meeting.

The board of directors is currently unaware of any other matters that may be presented for consideration at the Annual Meeting. If other matters properly come before the Annual Meeting, or at any adjournment or postponement of the Annual Meeting, Provident intends that shares represented by properly submitted proxies will be voted, or not voted, by the persons named as proxies in the Proxy Card in their best judgment.

Participants in Provident Benefit Plans

If you are a participant in The Provident Bank Employee Stock Ownership Plan or The Provident Bank 401(k) Plan, or any other benefit plans through which you own shares of Provident common stock, you will have received with this Proxy Statement voting instruction forms that reflect all shares you may vote under the plans. Under the terms of these plans, the trustee or administrator votes all shares held by the plan, but each participant may direct the trustee or administrator how to vote the shares of Provident common stock allocated to his or her plan account. If you own shares through any of these plans and do not vote, the respective plan trustees or administrators will vote your shares in accordance with the terms of the respective plans. The deadline for returning your voting instructions is April 16, 2008.

Quorum and Vote Required

The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Provident common stock is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted solely for the purpose of determining whether a quorum is present. A proxy submitted by a broker that is not voted is sometimes referred to as a broker non-vote.

Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is “Withheld.” The approval of the 2008 Long-Term Equity Incentive Plan and the ratification of the appointment of the independent registered public accounting firm are each determined by a majority of the votes cast, without regard to broker non-votes or proxies marked “Abstain.”

Revocability of Proxies

You may revoke your proxy at any time before the vote is taken at the Annual Meeting. You may revoke your proxy by:

•	submitting written notice of revocation to the Corporate Secretary of Provident prior to the voting of such proxy;

•	submitting a properly executed proxy bearing a later date;

•	using the Internet or telephone voting options explained on the Proxy Card; or

•	voting in person at the Annual Meeting; however, simply attending the Annual Meeting without voting will not revoke an earlier proxy.

Written notices of revocation and other communications regarding the revocation of your proxy should be addressed to:

Provident Financial Services, Inc.

830 Bergen Avenue

Jersey City, New Jersey 07306

Attention: John F. Kuntz, Esq.

  Corporate Secretary

If your shares are held in street name, you should follow your broker’s instructions regarding the revocation of proxies.

Solicitation of Proxies

Provident will bear the entire cost of soliciting proxies from you. In addition to solicitation of proxies by mail, Provident will request that banks, brokers and other holders of record send proxies and proxy material to the beneficial owners of Provident common stock and secure their voting instructions, if necessary. Provident will reimburse such holders of record for their reasonable expenses in taking those actions. Provident has also made arrangements with Georgeson, Inc. to assist Provident in soliciting proxies and has agreed to pay them a fee of $10,000 plus reasonable expenses for these services. If necessary, Provident may also use several of its employees, who will not be specially compensated, to solicit proxies from stockholders, personally or by telephone, facsimile or letter.

Householding

Unless Provident has received contrary instructions, Provident has sent a single copy of these proxy materials to any household at which one or more stockholders reside if Provident believes the stockholders are members of the same family. Each stockholder in the household will receive a separate Proxy Card. This process, known as “householding,” reduces the volume of duplicate information received at your household and helps reduce Provident’s expenses. If you would like to receive your own set of proxy materials this year or in future years, follow these instructions:

•

If your shares are registered in your own name, please contact Provident’s transfer agent and inform them of your request to revoke householding by calling them at 1-800-368-5948 or by writing them at Registrar and Transfer Company, 10 Commerce Drive, Cranford, New Jersey 07016, Attention: Investor Relations Department. Within 30 days of your revocation, you will be sent your individual proxy materials.

•	If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

Recommendation of the Board of Directors

Your board of directors unanimously recommends that you vote “FOR” each of the nominees for director listed in this Proxy Statement, “FOR” the approval of the 2008 Long-Term Equity Incentive Plan and “FOR” the ratification of KPMG LLP as Provident’s independent registered public accounting firm for the year ending December 31, 2008.

Security Ownership of Certain Beneficial Owners and Management

Persons and groups who beneficially own in excess of five percent of Provident’s common stock are required to file certain reports with the Securities and Exchange Commission regarding such beneficial ownership. The following table sets forth, as of March 3, 2008, certain information as to the shares of Provident common stock owned by persons who beneficially own more than five percent of Provident’s issued and outstanding shares of common stock. We know of no persons, except as listed below, who beneficially owned more than five percent of the outstanding shares of Provident common stock as of March 3, 2008. For purposes of the following table and the table included under the heading “Management,” in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner of any shares of common stock (i) over which he or she has, or shares, directly or indirectly, voting or investment power or (ii) as to which he or she has the right to acquire beneficial ownership at any time within 60 days after March 3, 2008.

Principal Stockholders

Name and Address of Beneficial Owner	Number of Shares Owned and Nature of Beneficial Ownership		Percent of Shares of Common Stock Outstanding (1)
The Provident Bank Employee Stock Ownership Plan Trust GreatBanc Trust Company, Trustee 1301 W. 22nd Street, Suite 800 Oak Brook, Illinois 60523	4,719,534	(2)	7.9%

Private Capital Management, L.P. 8889 Pelican Bay Blvd., Suite 500 Naples, Florida 34108	5,654,579	(3)	9.4%

Dimensional Fund Advisors LP 1299 Ocean Avenue Santa Monica, California 90401	5,017,661	(4)	8.3%

Goldman Sachs Asset Management, L.P. 32 Old Slip New York, New York 10005	3,623,579	(5)	6.0%

AXA Assurances I.A.R.D. Mutuelle 26 Drouot Rue Paris, France 75009	3,072,958	(6)	5.1%

(1)	Based on 60,118,789 shares of Provident common stock outstanding as of March 3, 2008.
(2)	This information is based on Amendment No. 4 to Schedule 13G filed with the Securities and Exchange Commission on February 8, 2008 by GreatBanc Trust Company, as Trustee on behalf of The Provident Bank Employee Stock Ownership Plan Trust. According to the filing, The Provident Bank Employee Stock Ownership Plan Trust had: (i) sole power to vote or direct the vote of 3,955,876 shares of Provident common stock; (ii) shared power to vote or direct the vote of 763,658 shares of Provident common stock; and (iii) sole power to dispose or direct the disposition of 4,719,534 shares of Provident common stock.
(3)	This information is based on Amendment No. 4 to Schedule 13G filed with the Securities and Exchange Commission on February 14, 2008 by Private Capital Management, L.P.
(4)	This information is based on Amendment No. 1 to Schedule 13G filed with the Securities and Exchange Commission on February 6, 2008 by Dimensional Fund Advisors LP.
(5)	This information is based on Schedule 13G filed with the Securities and Exchange Commission on February 1, 2008 by Goldman Sachs Asset Management, L.P.
(6)	This information is based on Schedule 13G filed with the Securities and Exchange Commission on February 14, 2008 by AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, AXA Courtage Assurance Mutuelle, as a group with AXA Financial, Inc. under a joint filing agreement.

Management

The following table sets forth information about shares of Provident common stock owned by each nominee for election as director, each incumbent director, each named executive officer identified in the summary compensation table included elsewhere in this Proxy Statement, and all nominees, incumbent directors and executive officers as a group, as of March 3, 2008.

Name	Position(s) held with Provident Financial Services, Inc. and/or The Provident Bank	Shares Owned Directly and Indirectly (1)	Options Exercisable within 60 days	Beneficial Ownership		Percent of Class (2)	Unvested Stock Awards included in Beneficial Ownership
NOMINEES

Laura L. Brooks	Director	3,000	1,400	4,400		*	—
Carlos Hernandez	Director	59,594	129,200	188,794	(3)	*	16,618
William T. Jackson	Director	89,524	129,200	218,724	(4)	*	16,618
Katharine Laud	Director	43,496	—	43,496	(5)	*	—
Arthur McConnell	Director	90,983	129,200	220,183		*	16,618

INCUMBENT DIRECTORS

Thomas W. Berry	Director	12,000	4,200	16,200		*	—
John G. Collins	Director	15,042	117,200	132,242		*	1,618
Geoffrey M. Connor	Director	77,633	129,200	206,833	(6)	*	16,618
Frank L. Fekete	Director	69,742	129,200	198,942	(7)	*	16,618
Christopher Martin	Director, President and Chief Operating Officer	319,321	21,453	340,774	(8)	*	8,485
John P. Mulkerin	Director	426,878	4,200	431,078	(9)	*	—
Edward O’Donnell	Director	87,292	129,200	216,492	(10)	*	16,618
Paul M. Pantozzi	Chairman and Chief Executive Officer	249,931	904,000	1,153,931	(11)	1.9%	64,400
Jeffries Shein	Director	761,639	4,200	765,839	(12)	1.3%	—

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Kevin J. Ward	Former Vice Chairman	97,493	264,000	361,493	(13)	*	—
Donald W. Blum**	Executive Vice President and Chief Lending Officer	40,032	72,197	112,229		*	22,113
Linda A. Niro	Executive Vice President and Chief Financial Officer	51,471	64,500	115,971	(14)	*	11,800
Brian Giovinazzi**	Executive Vice President—Corporate Administration	36,470	—	36,470	(15)	*	1,330
All directors and executive officers as a group (24 persons)		2,655,419	2,414,221	5,069,640		8.1%	250,514

*	Less than 1%
**	Messrs. Blum and Giovinazzi are officers of The Provident Bank only.

(1)	The amounts shown for executive officers include shares held in the 401(k) Plan and shares allocated to the executive officer in the Employee Stock Ownership Plan (“ESOP”) as follows:

Name	401(k) Plan Shares	ESOP Shares
Paul M. Pantozzi	9,675	5,398
Christopher Martin	101,699	2,422
Kevin J. Ward	36,178	5,398
Donald W. Blum	1,333	5,200
Brian Giovinazzi	—	—
Linda A. Niro	7,620	4,892
All executive officers as a group (12 persons)	33,148	14,018

(2)	Based on 60,118,789 shares of Provident common stock outstanding as of March 3, 2008, plus the number of shares which such person or group of persons has the right to acquire within 60 days of March 3, 2008.
(3)	Includes 1,450 shares held by Dr. Hernandez’ spouse in an individual retirement account.
(4)	Includes 800 shares held by Mr. Jackson’s spouse.
(5)	Includes 3,729 shares held by Ms. Laud’s spouse and 6,870 shares held by Ms. Laud in an individual retirement account.
(6)	Includes 7,500 shares held by Mr. Connor in an individual retirement account and 2,000 shares held by Mr. Connor as custodian for his minor son.
(7)	Includes 7,500 shares held by Mr. Fekete’s spouse, 10,000 shares held by a custodian for a retirement account for Mr. Fekete’s benefit, 2,000 shares held by Mr. Fekete’s spouse as custodian for his minor son, 1,000 shares held by his spouse as trustee of a trust for a relative and 2,000 shares held by Mr. Fekete’s adult daughter.
(8)	Includes 17,785 shares held by Mr. Martin in the First Savings Bank Directors’ Deferred Fee Plan.
(9)	Includes 28,308 shares held by Mr. Mulkerin in an individual retirement account.
(10)	Includes 3,000 shares held by Mr. O’Donnell in an individual retirement account and 10,000 shares that are pledged in connection with a brokerage margin account under which there was no loan outstanding at December 31, 2007.
(11)	Includes 500 shares held by Mr. Pantozzi’s spouse and 23,955 shares held by Mr. Pantozzi through the Supplemental Executive Retirement Plan.
(12)	Includes 23,026 shares held by Mr. Shein’s spouse and 383,819 shares held by Mr. Shein in the First Savings Bank Directors’ Deferred Fee Plan.
(13)	Includes 3,800 shares held by Mr. Ward’s spouse and 2,612 shares held by Mr. Ward through the Supplemental Executive Retirement Plan. Mr. Ward resigned from his positions with Provident and The Provident Bank effective December 31, 2007.
(14)	Includes 117 shares held by Ms. Niro in a dividend reinvestment account.
(15)	Includes 4,145 shares held by Mr. Giovinazzi in an individual retirement account.

Section 16(a) Beneficial Ownership Reporting Compliance

Provident’s common stock is registered with the Securities and Exchange Commission pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended. The executive officers and directors of Provident and The Provident Bank, and beneficial owners of greater than 10% of Provident’s common stock are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of Provident’s common stock. The Securities and Exchange Commission rules require disclosure in Provident’s Proxy Statement or Annual Report on Form 10-K of the failure of an executive officer, director or 10% beneficial owner of Provident’s common stock to file a Form 3, 4, or 5 on a timely basis. Based on Provident’s review of ownership reports and confirmations by executive officers and directors only, no executive officer or director failed to file ownership reports on a timely basis for the year ended December 31, 2007. Provident is not aware of any beneficial owners of more than 10% of its common stock.

PROPOSAL I—ELECTION OF PROVIDENT DIRECTORS

General

Provident’s board of directors currently consists of 14 members and is divided into three classes, with one class of directors elected each year. Each of the 14 members of the board of directors also serves as a director of The Provident Bank. Directors are elected to serve for a three-year term and until their respective successors shall have been elected and qualified. Five directors will be elected at the Annual Meeting to serve for a three-year term and until their respective successors shall have been elected and qualified. On the recommendation of the Governance/Nominating Committee, the board of directors nominated Laura L. Brooks, Carlos Hernandez, William T. Jackson, Katharine Laud and Arthur McConnell for election as directors at the Annual Meeting.

All of the nominees for election at the Annual Meeting currently serve as directors of Provident and The Provident Bank. There are no arrangements or understandings between any nominee and any other person pursuant to which any such nominee was selected. Ms. Brooks was appointed to the boards of directors of Provident and The Provident Bank in 2006 and Ms. Laud was appointed to the boards of directors of Provident and The Provident Bank in 2007 in connection with the merger of First Morris Bank & Trust with and into The Provident Bank. Ms. Brooks and Ms. Laud were each recommended for consideration for appointment by the non-management directors. Unless authority to vote for the nominees is withheld, it is intended that the shares represented by the enclosed Proxy Card, if executed and returned, will be voted “FOR” the election of all nominees.

In the event that any nominee is unable or declines to serve, the persons named in the Proxy Card as proxies will vote with respect to a substitute nominee designated by Provident’s current board of directors. At this time, the board of directors knows of no reason why any of the nominees would be unable or would decline to serve, if elected.

PROVIDENT’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT.

Directors and Executive Officers

The following table sets forth certain information, as of March 3, 2008, regarding the nominees for election as directors and the incumbent directors, including the terms of office of each director.

Name	Position(s) held with Provident Financial Services, Inc. and/or The Provident Bank	Age	Director Since (1)		Expiration of Term
NOMINEES

Laura L. Brooks	Director	55	2006		2008
Carlos Hernandez	Director	58	1996		2008
William T. Jackson	Director	69	1974		2008
Katharine Laud	Director	49	2007	(2)	2008
Arthur McConnell	Director	69	1990		2008

INCUMBENT DIRECTORS

Thomas W. Berry	Director	60	2005		2010
John G. Collins	Director	71	2003		2010
Geoffrey M. Connor	Director	61	1996		2009
Frank L. Fekete	Director	56	1995		2010
Christopher Martin	Director, President and Chief Operating Officer	51	2005		2009
John P. Mulkerin	Director	70	2004	(3)	2010
Edward O’Donnell	Director	57	2002		2009
Paul M. Pantozzi	Chairman and Chief Executive Officer	63	1989		2010
Jeffries Shein	Director	68	2004	(4)	2009

(1)	Includes initial appointment to the board of directors of The Provident Bank, the wholly owned subsidiary of Provident.
(2)	Ms. Laud’s service as a director of First Morris Bank & Trust commenced in 1997.
(3)	Mr. Mulkerin’s service as a director of First Sentinel Bancorp, Inc. and First Savings Bank commenced in 1996.
(4)	Mr. Shein’s service as a director of First Sentinel Bancorp, Inc. and First Savings Bank commenced in 1985.

The business experience for at least the past five years of each of Provident’s directors and the business experience and other information regarding the executive officers of Provident and its wholly owned subsidiary, The Provident Bank is as follows:

Directors

Thomas W. Berry. Mr. Berry is retired from investment banking. He previously served as a partner of Goldman Sachs & Co. until 1998. Mr. Berry was a founding director of Red Oak Bank, a New Jersey bank, which was acquired by another financial institution in 2005. He is a director of the Hyde and Watson Foundation and a trustee of Brown University. Mr. Berry is also a trustee of the North American Electric Reliability Corporation.

Laura L. Brooks. Ms. Brooks is Vice President-Risk Management and the Chief Risk Officer of PSEG in Newark, New Jersey since November 2002. Prior to November 2002, she was Vice President-Risk Management of PG&E in San Francisco, California. She is a member of the Committee of Chief Risk Officers and serves on the Advisory Board for the Quantitative Finance Program at Rutgers University.

John G. Collins. Mr. Collins is retired. He previously served as President of Fleet NJ from March 2001 until March 2003. Prior to 2001, Mr. Collins was Vice Chairman of Summit Bancorp and was a member of the board of directors of Summit Bancorp and its predecessor, UJB Financial Corp. Mr. Collins is a member of the board of trustees of CentraState Healthcare System.

Geoffrey M. Connor. Mr. Connor is a practicing attorney and Counsel in the Princeton, New Jersey office of the international law firm of Reed Smith LLP.

Frank L. Fekete. Mr. Fekete is a certified public accountant and the Managing Partner of the accounting firm of Mandel, Fekete & Bloom, CPAs, located in Jersey City, New Jersey. Mr. Fekete is Chairman of the board of trustees of Christ Hospital, Jersey City, New Jersey.

Carlos Hernandez. Dr. Hernandez is President of New Jersey City University, located in Jersey City, New Jersey.

William T. Jackson. Mr. Jackson is retired. He previously served as Executive Director of Bayview/New York Cemetery located in Jersey City, New Jersey until January 2006.

Katharine Laud. Ms. Laud is a former member of the board of directors of First Morris Bank & Trust. She is Chief Financial Officer of Homeless Solutions, Inc., a provider of shelter and housing services to the homeless and working poor in Morris County, New Jersey and a developer of affordable housing.

Christopher Martin. Mr. Martin has served as President of Provident and President and Chief Operating Officer of The Provident Bank since January 2007. Prior to that time he was President of Provident and The Provident Bank since July 2004. He formerly served as President and Chief Executive Officer of both First Sentinel Bancorp, Inc. and First Savings Bank since January 2003, and as a member of both boards of directors.

Arthur McConnell. Mr. McConnell is the President of McConnell Realty, which owns and manages commercial and residential real estate, and is located in Atlantic Highlands, New Jersey.

John P. Mulkerin. Mr. Mulkerin is retired. He is a former member of the board of directors and former President and Chief Executive Officer of both First Sentinel Bancorp, Inc. and First Savings Bank. He is a member of the boards of directors of Middlesex Water Company and Raritan Bay Medical Center.

Edward O’Donnell. Mr. O’Donnell is President of Tradelinks Transport, Inc., a transportation consulting company located in Westfield, New Jersey. Mr. O’Donnell is a member of the management committee of North Bay Equity Partners, LLC.

Paul M. Pantozzi. Mr. Pantozzi has been the Chairman and Chief Executive Officer of Provident since January 2003. He has served as the Chief Executive Officer of The Provident Bank since 1993 and Chairman of The Provident Bank since 1998. Until July 2004, Mr. Pantozzi also served as President of Provident and The Provident Bank. Mr. Pantozzi is a member of the board of trustees of Christ Hospital, Jersey City, New Jersey.

Jeffries Shein. Mr. Shein is a former member of the board of directors of First Sentinel Bancorp, Inc. and First Savings Bank. He is a principal with JGT Management Co., LLC, a real estate management and investment company. Mr. Shein is a member of the boards of directors of Middlesex Water Company and Raritan Bay Medical Center.

Executive Officers Who are Not Directors

Donald W. Blum. Mr. Blum, age 51, has been Executive Vice President and Chief Lending Officer of The Provident Bank since January 2005. He served as Senior Vice President and Chief Lending Officer of The Provident Bank since December 2001. Prior to that time, he was Senior Vice President, Real Estate Lending at Summit Bancorp.

Brian Giovinazzi. Mr. Giovinazzi, age 53, has been Executive Vice President-Corporate Administration of The Provident Bank since April 2007. Prior to that time he was President and Chief Executive Officer of First Morris Bank & Trust and a member of its board of directors.

Janet D. Krasowski. Ms. Krasowski, age 55, has been Senior Vice President-Human Resources of The Provident Bank since May 2006. She was Chief Human Resources Officer of Atlantic Bank of New York from January 2001 to April 2006. Prior to that time she was with Dime Savings Bank (now Washington Mutual) as Senior Vice President and Benefits Director.

John F. Kuntz. Mr. Kuntz, age 52, has been General Counsel and Corporate Secretary of Provident since January 2003, and has been Executive Vice President and General Counsel of The Provident Bank since May 2005. Prior to that time, he was Senior Vice President and General Counsel of The Provident Bank since November 2002 and Vice President and General Counsel of The Provident Bank since September 2001.

Thomas M. Lyons. Mr. Lyons, age 43, has served as First Vice President and Chief Accounting Officer of The Provident Bank since February 2005. Prior to that time, he was First Vice President, Finance of The Provident Bank since July 2004. He was formerly Executive Vice President and Chief Financial Officer of First Sentinel Bancorp, Inc. and First Savings Bank since 2003. He was named Senior Vice President and Chief Financial Officer of First Savings Bank in April 2001, and appointed to the same position at First Sentinel Bancorp, Inc. in January 2002.

Linda A. Niro. Ms. Niro, age 53, has been Executive Vice President and Chief Financial Officer of Provident since December 2007 and Executive Vice President and Chief Financial Officer of The Provident Bank since November 2007. Prior to that time she served as Senior Vice President and Chief Financial Officer of Provident since January 2003 and as Senior Vice President and Chief Financial Officer of The Provident Bank since 2000.

Giacomo Novielli. Mr. Novielli, age 48, has been Senior Vice President and Chief Information Officer of The Provident Bank since January 2006. Prior to that time, he was First Vice President and Chief Information Officer of The Provident Bank since November 2003 and previously was First Vice President, Delivery and Distribution of The Provident Bank.

Michael A. Raimonde. Mr. Raimonde, age 55, has been Senior Vice President and Director of Retail Banking of The Provident Bank since April 2007. He was Executive Vice President of the Community Banking Division and Market President of the New York Retail System of Sovereign Bank since June 2006. Prior to that time, he was Senior Vice President, New York Retail Banking Division of Independence Community Bank.

Kenneth J. Wagner. Mr. Wagner, age 57, has been Senior Vice President, Investor Relations of Provident since January 2003 and has been Senior Vice President of Strategic Business Development of The Provident Bank since 2001.

Corporate Governance Matters

Provident is committed to maintaining sound corporate governance principles and the highest standards of ethical conduct and is in compliance with applicable corporate governance laws and regulations.

Board of Directors Meetings and Committees

The board of directors of Provident meets quarterly, or more often as may be necessary. The board of directors met nine times in 2007. The board of directors currently maintains three standing committees: the Compensation Committee, the Audit Committee and the Governance/Nominating Committee. The board of directors of The Provident Bank meets monthly (except for the month of August), as required by New Jersey banking law.

All directors attended no fewer than 75% of the total number of meetings held by the Provident board of directors and all committees of the board on which they served (during the period they served) in 2007. When the Provident and The Provident Bank board of directors and committee meetings are aggregated, all directors attended no fewer than 75% of the aggregated total number of meetings in 2007. Provident has a policy requiring each director to attend each annual meeting of stockholders. All persons serving on the board of directors at the time of the annual meeting of stockholders held on April 25, 2007 attended the meeting.

Corporate Governance Principles

The board of directors has adopted Corporate Governance Principles, which are posted on the “Governance Documents” section of the “Investor Relations” page of The Provident Bank’s website at www.providentnj.com. The Corporate Governance Principles cover the general operating policies and procedures followed by the board of directors including:

•	establishing the size and composition of the board of directors and the desired qualifications of directors;

•	setting a minimum stock ownership requirement for directors at 10,000 shares of Provident common stock to be achieved over five years;

•	providing for director orientation and continuing education and an annual performance assessment of the board of directors;

•	selecting board committee membership; and

•	reviewing annual compensation paid to the non-employee directors.

The Corporate Governance Principles provide for the board of directors to meet in regularly scheduled executive sessions without management at least two times a year. Five executive sessions were conducted in 2007. Mr. Collins, who serves as Lead Director, presided over these executive sessions conducted by the non-employee directors, who are all independent. The Lead Director presides at meetings of the board of directors when the chairman of the board is not present, including the executive sessions of the non-employee directors, serves as a liaison between the chairman of the board and the independent directors, and has input with respect to board meeting agendas based on requests from the independent directors.

Director Independence

The New York Stock Exchange rules provide that a Provident director does not qualify as independent unless the board of directors affirmatively determines that the director has no direct or indirect material relationship with Provident. The New York Stock Exchange rules require the board of directors to consider all relevant facts and circumstances in determining the materiality of a director’s relationship with Provident and permit the board of directors to adopt and disclose standards to assist the board in making independence determinations. Accordingly, the board of directors has adopted Independence Standards to assist the board in determining whether a director has a material relationship with Provident. These Independence Standards, which should be read with the New York Stock Exchange rules, are available on the “Governance Documents” section of the “Investor Relations” page of The Provident Bank website at www.providentnj.com.

In January 2008, the board of directors conducted an evaluation of director independence, based on the Independence Standards and the New York Stock Exchange rules. In connection with this review, the board of directors considered all relevant facts and circumstances relating to relationships that each director or his or her immediate family members and their related interests had with Provident.

After its evaluation, the board of directors affirmatively determined that each of Mr. Berry, Ms. Brooks, Mr. Collins, Mr. Connor, Mr. Fekete, Dr. Hernandez, Mr. Jackson, Ms. Laud, Mr. McConnell, Mr. Mulkerin, Mr. O’Donnell and Mr. Shein is an independent director. The board of directors determined that Mr. Pantozzi and Mr. Martin are not independent because each of them is a Provident employee. The board of directors specifically considered the following business and other relationships in reaching its independence determinations:

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The Provident Bank retains the law firm of Reed Smith LLP to perform legal services from time to time. In 2007, The Provident Bank paid Reed Smith LLP approximately $1,215 for services rendered directly to the Bank. Mr. Connor serves as Counsel in the Princeton, New Jersey office of Reed Smith LLP.

•	In 2007, The Provident Bank Foundation made a $7,000 contribution to Homeless Solutions, Inc. Ms. Laud is the Chief Financial Officer and Treasurer of Homeless Solutions, Inc.

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The Provident Bank leases space for a branch banking office from Fords Circle Associates LLC. Mr. Shein owns a 7.5% percent equity interest in Fords Circle Associates LLC. In 2007, The Provident Bank paid rent and related charges of approximately $46,400 for this branch banking office.

•	In 2007, The Provident Bank Foundation made a $50,000 scholarship grant, for the benefit of New Jersey City University. Dr. Hernandez is the President of New Jersey City University.

Governance/Nominating Committee

The current members of the Governance/Nominating Committee are: Messrs. Connor (Chair), Jackson, McConnell and O’Donnell. Each member of the Governance/Nominating Committee is considered “independent” as defined in the New York Stock Exchange corporate governance listing standards. The Governance/Nominating Committee’s charter is posted on the “Governance Documents” section of the “Investor Relations” page of The Provident Bank’s website at www.providentnj.com. The Committee met five times during 2007, including one conference call meeting for which no meeting fee was paid.

The functions of the Governance/Nominating Committee include, among other things:

•	to evaluate and make recommendations to the board concerning the number of directors, committee assignments and committee membership rotation practices;

•	to establish the qualifications, relevant background, and selection criteria for board members;

•	to make recommendations to the board concerning board nominees;

•	to conduct evaluations of the effectiveness of the operation of the board;

•	to develop corporate governance principles applicable to Provident;

•	to recommend revisions to the code of business conduct and ethics;

•	to make recommendations to the board regarding director compensation, orientation and continuing education; and

•	to evaluate the Governance/Nominating Committee’s performance on an annual basis.

The Governance/Nominating Committee identifies nominees for director by first assessing the performance of the current members of the board of directors willing to continue service. Current members of the board with skills and experience that are relevant to Provident’s business and who are willing to continue service are first considered for re-nomination, balancing the value of continuity of service by existing members of the board with that of obtaining a new perspective. If any member of the board does not wish to continue service, or if the Governance/Nominating Committee or the board decides not to re-nominate a member for re-election, or if the size of the board is increased, the Governance/Nominating Committee will solicit suggestions for director candidates from all board members. In addition, the Governance/Nominating Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. Candidates must have the highest personal and professional ethics and integrity. Additional criteria weighed by the Governance/Nominating Committee in the director identification and selection process include the relevance of a candidate’s experience to the business of Provident, enhancement of the diversity of experience of the board, the needs of Provident and the board, the candidate’s independence from conflict or direct economic relationship with Provident, and the candidate’s ability and willingness to devote the proper time to prepare for and attend meetings. The Governance/Nominating Committee will also take into account whether a candidate satisfies the criteria for “independence” under the Independence Standards and the New York Stock Exchange rules, and if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an Audit Committee financial expert.

Procedures for the Nomination of Directors by Stockholders

If a determination is made that an additional candidate is needed for the board, the Governance/Nominating Committee will consider candidates properly submitted by Provident’s stockholders. Stockholders can submit the names of qualified candidates for director by writing to the Corporate Secretary at Provident Financial Services, Inc., 830 Bergen Avenue, Jersey City, New Jersey 07306. The Corporate Secretary must receive a submission not less than 120 days prior to the date of Provident’s proxy materials for the preceding year’s annual meeting. If the date of the annual meeting is advanced more than 30 days prior to, or delayed by more than 30 days after, the anniversary of the preceding year’s annual meeting, a stockholder’s submission must be so delivered not later than the close of business on the tenth day following the day on which public announcement of the date of such annual meeting is first made. A stockholder’s submission must be in writing and include the following information:

•

the name and address of the stockholder as they appear on Provident’s books, and the number of shares of Provident common stock that are beneficially owned by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership should be provided);

•

the name, address and contact information for the candidate, and the number of shares of common stock of Provident that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the candidate’s ownership should be provided);

•	a statement of the candidate’s business and educational experience;

•	such other information regarding the candidate as would be required to be included in Provident’s proxy statement pursuant to Securities and Exchange Commission Regulation 14A;

•	a statement detailing any relationship between the candidate and Provident, The Provident Bank and any subsidiaries of The Provident Bank;

•	a statement detailing any relationship between the candidate and any customer, supplier or competitor of Provident and The Provident Bank;

•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

Stockholder submissions that are timely and that meet the criteria outlined above will be forwarded to the Chair of the Governance/Nominating Committee for further review and consideration. A nomination submitted by a stockholder for presentation at an annual meeting of Provident’s stockholders must comply with the procedural and informational requirements described later in this Proxy Statement under the heading “Advance Notice Of Business To Be Conducted at an Annual Meeting.”

Stockholder and Interested Party Communications with the Board

A stockholder of Provident and any other interested party may communicate with the board of directors, the non-employee directors, the Lead Director or with any individual director by writing to the Chair of the Governance/Nominating Committee, c/o Provident Financial Services, Inc., 830 Bergen Avenue, Jersey City, New Jersey 07306. A communication from a stockholder should indicate that the author is a stockholder and, if shares of Provident common stock are not held of record, the letter should include appropriate evidence of stock ownership.

Code of Business Conduct and Ethics

Provident has adopted a Code of Business Conduct and Ethics that is applicable to all directors, officers and employees of Provident and The Provident Bank, including the principal executive officer, principal financial officer, principal accounting officer, and all persons performing similar functions. The Code of Business Conduct and Ethics is posted on the “Governance Documents” section of the “Investor Relations” page of The Provident Bank’s website at www.providentnj.com. Amendments to and waivers from the Code of Business Conduct and Ethics will also be disclosed on The Provident Bank website.

Transactions With Certain Related Persons

Federal laws and regulations generally require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. However, regulations also permit executive officers and directors to receive the same terms through benefit or compensation plans that are widely available to other employees, as long as the director or executive officer is not given preferential treatment compared to the other participating employees. Pursuant to such a program, loans have been extended to executive officers, which loans are on substantially the same terms as those prevailing at the time for comparable transactions with the general public, except as to the interest rate charged, which rate is the same as available to all employees. These loans do not involve more than the normal risk of repayment or present other unfavorable features. As of December 31, 2007, The Provident Bank had aggregate loans and loan commitments totaling $233,980 to two executive officers. The Provident Bank does not make loans to members of the board of directors or to their immediate family members and their related interests.

Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to Provident. The provisions of the Sarbanes-Oxley Act of 2002 that prohibit loans do not apply to loans made by a depository institution, such as The Provident Bank, that is insured by the Federal Deposit Insurance Corporation and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to Provident’s and The Provident Bank’s officers are made in conformity with the Federal Reserve Act and Regulation O.

Provident’s Code of Business Conduct and Ethics requires directors and executive officers to promptly disclose any interest they may have in any proposed transaction involving Provident and The Provident Bank, and any such director or executive officer shall abstain from any deliberation or voting on the transaction. Any such transaction would require approval of a majority of the directors who have no interest in the proposed transaction. In addition, directors and executive officers annually disclose any transactions, relationships or arrangements they or their related interests may have with Provident or The Provident Bank. Such disclosures, together with information obtained from director annual statement of interest forms, are used to monitor related party transactions and make independence determinations.

Audit Committee Matters

Audit Committee

The current members of the Audit Committee are: Messrs. Fekete and Mulkerin, Ms. Brooks and Ms. Laud. Each member of the Audit Committee is considered “independent” as defined in the New York Stock Exchange corporate governance listing standards and under Securities and Exchange Commission Rule 10A-3. The duties and responsibilities of the Audit Committee include, among other things:

•	sole authority for retaining, overseeing and evaluating a firm of independent registered public accountants to audit the annual financial statements;

•	in consultation with the independent registered public accounting firm and the internal auditor, reviewing the integrity of Provident’s financial reporting processes, both internal and external;

•	reviewing the financial statements and the audit report with management and the independent registered public accounting firm;

•	reviewing earnings and financial releases and quarterly and annual reports filed with the Securities and Exchange Commission; and

•	approving all engagements for audit and non-audit services by the independent registered public accounting firm.

The Audit Committee met 12 times during 2007, including one conference call meeting for which no meeting fee was paid. The Audit Committee reports to the board of directors on its activities and findings. The board of directors believes that Frank L. Fekete, the Chair of the Audit Committee, and John P. Mulkerin each qualify as an “Audit Committee financial expert” as that term is used in the rules and regulations of the Securities and Exchange Commission.

Audit Committee Report

Pursuant to rules and regulations of the Securities and Exchange Commission, this Audit Committee Report shall not be deemed incorporated by reference to any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Provident specifically incorporates this information by reference, and otherwise shall not be deemed “soliciting material” or to be “filed” with the Securities and Exchange Commission subject to Regulation 14A or 14C of the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

The Audit Committee operates under a written charter approved by the board of directors. The Audit Committee’s charter is posted on the “Governance” section of the “Investor Relations” page of The Provident Bank’s website at www.providentnj.com.

Management has the primary responsibility for Provident’s internal control and financial reporting process, and for making an assessment of the effectiveness of Provident’s internal control over financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of Provident’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and to issue an opinion on those financial statements, and for providing an attestation report on management’s assessment of internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes.

As part of its ongoing activities, the Audit Committee has:

•	reviewed and discussed with management, and the independent registered public accounting firm, the audited consolidated financial statements of Provident for the year ended December 31, 2007;

•	discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

•

received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent registered public accounting firm its independence from Provident.

Based on the review and discussions referred to above, the Audit Committee has recommended to Provident’s board of directors that the audited consolidated financial statements for the fiscal year ended December 31, 2007 be included in Provident’s Annual Report on Form 10-K for filing with the Securities and Exchange Commission. In addition, the Audit Committee approved the re-appointment of KPMG LLP as the independent registered public accounting firm for the year ending December 31, 2008, subject to the ratification of this appointment by the stockholders of Provident.

The Audit Committee of Provident Financial Services, Inc.

Frank L. Fekete (Chair)

Laura L. Brooks

Katharine Laud

John P. Mulkerin

Compensation Committee Matters

Compensation Committee

The current members of the Compensation Committee are: Messrs. Shein (Chair), Berry, Fekete and O’Donnell. Each member of the Compensation Committee is considered “independent” as defined in the New York Stock Exchange corporate governance listing standards. The Compensation Committee is responsible for management succession planning and for reviewing and evaluating compensation programs and policies including setting performance measures and goals, approving awards under existing compensation plans and administering long-term incentive awards. On at least an annual basis, the Compensation Committee meets to review the performance of, and the compensation payable to, the executive officers, including the Chief Executive Officer. The basic elements of Provident’s executive compensation program include base salary, annual incentives, long-term incentive awards and certain other benefit arrangements, such as retirement programs. The Compensation Committee’s charter is posted on the “Governance Documents” section of the “Investor Relations” page of The Provident Bank’s website at www.providentnj.com. The Compensation Committee met 19 times during 2007, including five conference call meetings for which no meeting fees were paid.

The Compensation Committee has retained the services of Amalfi Consulting (formerly Clark Consulting) as its independent compensation consultant, to assist it in evaluating executive compensation programs and in making determinations regarding executive officer compensation. The independent compensation consultant reports directly to the Compensation Committee and meets with the Committee in executive session, without the presence of management, and does not perform any services for Provident’s or The Provident Bank’s management.

The Compensation Committee determines the compensation payable to the Chief Executive Officer based on corporate financial performance against established goals and the Chief Executive Officer’s individual performance. The Compensation Committee establishes corporate performance goals and individual goals for the Chief Executive Officer at the beginning of the year, and members of the Compensation Committee meet with the Chief Executive Officer during the year to review progress against the goals. The Compensation Committee also sets performance goals for, and determines the compensation payable to, the executive officers, including the named executive officers. The Chief Executive Officer and the President provide the Compensation Committee with performance assessments and compensation recommendations for each of the other executive officers. The Compensation Committee considers those recommendations in arriving at its determinations. The independent compensation consultant is available to the Compensation Committee for assistance in these determinations.

The Compensation Committee not only evaluates Provident’s overall financial performance in its review of executive management, it reviews how the executive officer performs his or her business responsibilities and performance with respect to several key management competencies and behaviors. Executive officers are expected to run their business lines and are held accountable for results. The key management competencies and behaviors are reviewed in the context of the executive’s effectiveness as a leader and his or her role in building a cohesive executive team. These competencies and behaviors include, but are not limited to, management skills, cooperation, teamwork, communication skills, leadership and vision. These performance characteristics, along with business accountabilities, form the basis of a performance review discussion with the executive that reinforces the executive’s role in achieving the business plan and Provident’s short-term and long-term strategies.

In 2007 the Compensation Committee retained Amalfi Consulting to evaluate Provident’s long-term equity incentive plans. The Committee determined that the terms of the existing plans (the Provident Financial Services, Inc. 2003 Stock Option Plan and the Provident Financial Services, Inc. 2003 Stock Award Plan), which were designed in 2003 following the conversion of The Provident Bank from a mutual savings bank to a stock savings bank, did not provide the flexibility needed to include performance measures in the vesting of long-term equity compensation awards. The proposed 2008 Long-Term Equity Incentive Plan, which is being presented for stockholder approval at the Annual Meeting, provides that flexibility and the opportunity to more effectively link pay with performance.

Management may provide information on relevant topics to the Compensation Committee regarding peer group and market data and may make recommendations regarding compensation actions. However, the Compensation Committee retains responsibility for all compensation recommendations to the board of directors as to the executive officers. Director compensation is established by the board of directors upon the recommendation of the Governance/Nominating Committee and is discussed in this proxy statement under the heading “Director Compensation.”

Compensation Committee Interlocks and Insider Participation

Messrs. Berry, Fekete, O’Donnell and Shein served as members of the Compensation Committee in 2007. None of these directors has ever been an officer or employee of Provident. In addition, none of these directors is an executive officer of another entity, at which one of Provident’s executive officers serves on the board of directors, or had any transactions or relationships with Provident in 2007 requiring specific disclosures under Securities and Exchange Commission rules.

Executive Compensation

Compensation Discussion and Analysis

Executive Compensation Philosophy

Provident’s executive compensation program is intended to align the interests of its executive officers with stockholders by rewarding performance against established corporate financial goals, and by rewarding strong executive leadership and superior individual performance. By offering competitive cash and equity compensation and benefits, Provident’s goal is to attract, motivate and retain a highly qualified and talented team of executives who will help maximize Provident’s long-term financial performance and earnings growth.

The compensation paid to each executive officer is based on the executive’s level of job responsibility, corporate financial performance measured against annual goals, an assessment of the executive’s individual performance and the competitive market. For higher-level executive officers, annual incentive compensation is linked more heavily to corporate financial performance, because these executives are in leadership roles that tend to influence corporate financial results.

The Compensation Committee regularly reviews the components of the executive compensation program with advice from Amalfi Consulting. In 2007 Amalfi Consulting was engaged to review Provident’s executive compensation program. Part of that engagement included the review and recommendation of an appropriate peer group to review competitive compensation practices, as well as for comparing financial targets. Financial targets for 2007 were established based upon an initial peer group of 18 banking institutions. However, as a result of industry consolidation, the peer group used for relevant financial information was reduced to the 14 institutions listed below.

The peer group used in 2007 included thrift and banking institutions with assets of $3 to $13 billion, having an asset mix similar to Provident as follows:

Valley National Bancorp

Susquehanna Bancshares, Inc.

Sterling Financial Corporation

Provident Bankshares Corporation

New Alliance Bancshares, Inc.

First Commonwealth Financial Corp.

First Niagara Financial Group, Inc.

F.N.B. Corporation

First Fed Financial Corp.

National Penn Bancshares, Inc.

Community Bank System, Inc.

PFF Bancorp, Inc.

Bank Mutual Corporation

Harleysville National Corporation

The Compensation Committee will modify the peer group from year-to-year based on mergers and acquisitions within the industry or other relevant factors. While Provident’s executive compensation program targets base salary and annual incentive compensation at market levels, actual compensation paid to an executive officer may vary based on other factors, such as the individual’s performance, experience and tenure, and competitive market conditions.

Elements of Executive Compensation for 2007

Provident pays its executives in accordance with its philosophy to provide competitive compensation for demonstrated performance. The Compensation Committee evaluates Provident’s corporate financial performance and its performance against peers. The Committee also takes into consideration the performance of the individual executive, the competitive market, business challenges and opportunities and the performance assessment presented by management. The Compensation Committee employs a total compensation approach in establishing executive compensation opportunities, consisting of base salary, annual incentive compensation, long-term incentive awards (such as stock option and restricted stock awards), a competitive benefits package and perquisites.

Base Salary

A competitive base salary is necessary to attract and retain talented executives. The Compensation Committee evaluates executive officer base salary levels on an annual basis. In general, salary ranges are developed considering the competitive base salary information furnished to the Compensation Committee by the independent consultant. Each executive officer’s base salary level is targeted to these ranges to remain competitive. The executive officer’s salary in relation to the salary range is dependent on the executive officer’s performance, contribution, leadership, operational effectiveness and experience in the industry.

In establishing base salaries for all of 2007, the Compensation Committee considered Provident’s financial performance, which did not meet expectations, as well as peer group and market-based industry salary data. In consideration of the difficult external market conditions prevailing in 2006 resulting from an inverted yield curve, and to maintain a competitive base salary for Messrs. Pantozzi and Martin, the Committee determined that an increase in base salary for 2007 for both executives was appropriate. The Compensation Committee reviewed similar considerations for each of the other named executive officers and determined that increases were appropriate for each of the named executives to remain competitive with the external market.

Annual Incentive Payment/The 2007 Incentive Plan

Annual incentive opportunities are provided to Provident’s executive officers in order to align the attainment of annual corporate financial performance objectives with executive compensation. At the beginning of each year, the Compensation Committee assigns corporate targets and a range of annual incentive award opportunities to each executive officer. The award opportunities are linked to a specific target and range of performance results for one or more corporate financial performance measures and attainment of individual goals.

The Compensation Committee established, and the board of directors approved, the 2007 Incentive Plan. The 2007 Incentive Plan had two components: a cash incentive payment and long-term incentive awards in the form of restricted stock awards and stock options. In accordance with past practice, Messrs. Pantozzi and Ward and Ms. Niro would only be eligible for the cash incentive component and not the long-term incentive component due to the level of stock awards and stock options granted to them in 2003 in connection with the mutual to stock conversion of The Provident Bank.

The cash incentive payments and long-term incentive awards under the 2007 Incentive Plan were based primarily on the 2007 financial performance compared with 2007 targets relating to: (i) earnings per share (weighted 50%); (ii) efficiency ratio (weighted 25%); and (iii) total stockholder return relative to the performance of an identified peer group (weighted 25%) (collectively, the “Corporate Targets”). A portion of the payment of incentive compensation payable to each executive was also based on the executive’s performance against his or her 2007 individual goals and objectives, and may be made whether or not the Corporate Targets were met. For the named executive officers, 75% of the incentive payment was based on Provident’s financial performance against the Corporate Targets and 25% was based on the executive’s performance against his or her individual goals and objectives. The Compensation Committee established the following Corporate Targets for 2007:

Metric	Weighting	Threshold (95%)	Target (100%)	Maximum (115%)
Earnings Per Share	50%	$0.73	$0.77	$0.89
Efficiency Ratio	25%	67.48%	66.35%	63.20%
Peer Group Total Stockholder Return (1 yr)	25%	>40th percentile	>50th percentile	>85th percentile

Incentive payments and awards based on Provident’s 2007 financial performance would be made if 2007 financial performance met or exceeded 95% of the Corporate Targets (“Threshold”). For the Chief Executive Officer, incentive cash awards were a minimum of 6.25% of base salary upon the achievement of at least one metric at the Threshold level, increasing to 100% of base salary for maximum achievement. For the other named executive officers, incentive cash awards ranged from 3.75% of base salary to 60% of base salary. For the named executive officers who were eligible to receive equity awards under the incentive plan, incentive awards ranged from 3.75% (5.00% for the President) of base salary to 60% (80% for the President) of base salary, payable 50% in stock options and 50% in shares of restricted stock.

Based on Provident’s actual financial performance in 2007, the earnings per share and efficiency ratio targets were not met. The total stockholder return target was achieved above Target with the achievement of total stockholder return results at the 64th percentile of peers. The Compensation Committee determined that the expense associated with a voluntary resignation program and the expense associated with stock-based compensation acceleration due to the death of a former director were extraordinary one-time items that should be excluded from 2007 financial results in the Committee’s analysis of the calculation of the annual incentive payable to officers and managers of The Provident Bank. The voluntary resignation program expense was not contemplated when the 2007 Incentive Plan targets were set, and the board of directors authorized this one-time expense as part of Provident’s overall cost containment measures that will have a long-term benefit to Provident’s financial performance. The accelerated stock expense was caused by the death of a retired director. As a result of these considerations and the impact on 2007 financial performance, excluding these one-time expenses, Provident met the efficiency ratio performance standard at the Threshold level. Based on the foregoing, the Committee authorized payouts under the plan.

2007 Incentive Plan Payments

Name	Cash Incentive ($)	Stock Price ($)	Stock Options (#)	Stock Awards (#)	Total Incentive Payment ($)
Paul M. Pantozzi (1)	183,750	—	—	—	183,750
Linda A. Niro (1)	33,705	—	—	—	33,705
Christopher Martin (2)	63,000	$12.54	13,020	3,230	147,100
Kevin J. Ward (3)	—	—	—	—	—
Donald W. Blum (2)	57,188	$12.54	6,100	1,510	96,563
Brian Giovinazzi (2)	34,650	$12.54	5,370	1,330	69,300

(1)	Mr. Pantozzi and Ms. Niro were not eligible for the long-term equity incentive award under the 2007 Incentive Plan.
(2)	Stock options and stock awards were granted on January 29, 2008.
(3)	Mr. Ward was not eligible for a payment under the 2007 Incentive Plan since he resigned from his positions with Provident and The Provident Bank effective December 31, 2007.

Long-Term Incentives (Stock Option and Stock Award Program)

Provident maintains the Provident Financial Services, Inc. 2003 Stock Award Plan and the Provident Financial Services, Inc. 2003 Stock Option Plan. Under these plans, individuals may receive awards of common stock and grants of options to purchase common stock. The Compensation Committee believes that stock ownership provides a significant incentive in building stockholder value by further aligning the interests of officers and employees with stockholders. The importance of this component of compensation increases as Provident’s common stock appreciates in value. In addition, stock option grants and stock awards vest over time, thereby providing an additional retention incentive.

It is the current policy of the Compensation Committee to make option grants when the window for trading by officers and directors in Provident common stock is open under the Provident’s stock trading policy. Generally stock options and stock awards are granted in January or February of each fiscal year in connection with the prior year’s financial results and the executive officer’s performance assessment. Throughout the year, stock options and stock awards may be granted to new hires and promoted employees, or to existing employees to recognize superior performance with a grant date effective as of the date of the next regularly scheduled Compensation Committee meeting that falls when the window for trading is open under Provident’s stock trading policy.

Benefits

Provident provides its executives with benefits that are generally available to all employees. These benefits include medical and dental, disability insurance and group life insurance coverage. Executive officers are participants in the Employee Stock Ownership Plan (“ESOP”) and 401(k) Plan offered to all full-time employees. When Provident adopted the ESOP, it froze future accruals under the pension plan. Certain of the executive officers have accrued benefits under the pension plan that was frozen as of April 1, 2003. Messrs. Pantozzi, Martin and Ward and Ms. Niro are also eligible for post-retirement medical benefits, which benefits are available to all active employees with ten years of service as of December 31, 2002. Messrs. Pantozzi, Martin and Ward and Ms. Niro are also eligible for post-retirement life benefits, which benefits are only available to active employees who had ten years of service as of December 31, 2006.

At the same time Provident froze the pension plan, it froze future benefit accruals under the nonqualified retirement plan (“SERP”). The SERP provides an amount equal to the benefit which would have been payable under the terms of the pension plan but for the limitations under Sections 401(a)(17) and 415 of the Internal

Revenue Code, less the amount payable under the terms of the pension plan. The Provident Bank froze the SERP as of April 1, 2003 as to the accrual of additional benefits under the SERP. Provident also established the Supplemental Executive Savings Plan, a nonqualified plan that provided additional benefits to certain participants whose benefits under the 401(k) Plan and ESOP were limited by tax law limitations applicable to tax qualified plans. This plan was frozen effective December 31, 2003 with respect to all future contributions and remains open only to hold assets for distribution. Messrs. Pantozzi and Ward were the only participants in these nonqualified plans who have accumulated benefits under these plans.

Effective January 1, 2004, Provident established The Provident Bank Nonqualified Supplemental Employee Stock Ownership Plan (the “Supplemental ESOP”). The Supplemental ESOP provides additional benefits to participants whose benefits under the ESOP are limited by tax law limitations applicable to tax-qualified plans. Currently Messrs. Pantozzi and Ward are the only participants in this plan. The Supplemental ESOP requires a contribution by Provident for each participant who also participates in the ESOP equal to the amount, which would have been contributed under the terms of the ESOP, but for the tax law limitations, less the amount actually contributed under the ESOP. This benefit is payable in cash in a lump sum upon the death of a participant, a participant’s separation from service or disability (as those terms are defined in the Supplemental ESOP), or a change in control (as that term is defined in the Supplemental ESOP) of Provident or The Provident Bank.

Perquisites

The Compensation Committee believes that perquisites should be provided on a limited basis, and only to the most senior level of executive officers. The following perquisites are currently provided: club memberships for Messrs. Pantozzi and Martin, and the use of a company-owned automobile for Messrs. Pantozzi, Martin, Blum and Giovinazzi. All of the named executive officers are eligible for an annual medical examination.

Elements of Post-Termination Benefits

Employment Agreements. Employment Agreements are generally limited to the most senior level of executive officer. The current employment agreements are three-year employment agreements, which is consistent with industry practice. Provident currently has entered into three-year employment agreements with Messrs. Pantozzi and Martin. Mr. Ward, who resigned from his positions with Provident and The Provident Bank effective December 31, 2007, previously had an employment agreement with Provident. In connection with the settlement of that employment agreement and in exchange for a release of any claims against Provident, Mr. Ward will receive a lump-sum payment in the amount of $950,000, together with a payment of $52,000 in satisfaction of any obligation to provide Mr. Ward the use of a Provident-owned vehicle. The lump-sum payments will be made on or about July 2, 2008. In addition, Provident will continue to pay the employer’s portion of the cost of Mr. Ward’s coverage under Provident’s group plans for health, dental, vision and life insurance through September 1, 2008. The expense associated with these payments and benefits was recognized for financial reporting purposes in the fourth quarter of 2007.

The employment agreements provide that if employment is terminated for reasons other than for cause, or for retirement, disability or following a change in control, the executive would be entitled to:

•

a lump sum payment equivalent to the greater of: the payments due for the remaining term of the employment agreement, or three times the sum of (i) the highest annual rate of base salary and (ii) the greater of (x) the average cash bonus paid over the last three years or (y) the cash bonus paid in the last year; and

•	the continuation of life, medical, dental and disability insurance coverage for three years.

The executive may resign from employment and receive these benefits in the event of certain adverse changes in the executive’s employment conditions. Each employment agreement generally provides that following a change in control, the executive will receive the severance payments and insurance benefits described above if:

•	he resigns during the one-year period following the change in control; or

•	if he is terminated during the remaining term of the employment agreement following the change in control.

Change in Control Agreements. Change in control agreements are also reserved for a limited number of executives. The current change in control agreements are two-year agreements which require a double trigger for benefits to be payable. Provident has entered into two-year change in control agreements with Mr. Blum and Ms. Niro.

Following a change in control, the executive is entitled to a severance payment if:

•	the officer’s employment is terminated during the term of such agreement, other than for cause, disability, or retirement; or

•	the officer terminates employment during the term of the agreement for good reason.

Good reason is generally defined to include:

•	the assignment of duties materially inconsistent with the officer’s positions, duties or responsibilities as in effect prior to the change in control;

•	a reduction in his or her base salary or fringe benefits;

•	a relocation of his or her principal place of employment by more than 25 miles from its location immediately prior to the change in control; or

•	a failure of Provident to obtain an assumption of the agreement by its successor.

The severance payment will equal two times the highest level of aggregate annualized base salary and other cash compensation paid to the officer during the calendar year in which he or she was terminated, or either of the immediately preceding two calendar years, whichever is greater. In addition, the executive is generally entitled to receive life, health, dental and disability coverage for the remaining term of the agreement. Payments under the change in control agreements are reduced to the extent necessary to prevent an excess parachute payment under Section 280G of the Internal Revenue Code.

Other Matters

Executive Stock Ownership Requirements

The Compensation Committee and the board of directors adopted the following minimum equity ownership requirements for top executives to further align their interests with stockholders:

Tier 1	Chief Executive Officer	100,000 shares
Tier II	President and Chief Operating Officer	50,000 shares
Tier III	Other Named Executives	10,000 shares

Each of the named executives currently meets or exceeds these requirements. New executives will be given five years from their date of hire or promotion to achieve the minimum equity ownership levels, and vested and unvested restricted stock awards and shares held in the ESOP and 401(k) Plan count toward the requirements.

Tax Deductibility of Executive Compensation

Under Section 162(m) of the Internal Revenue Code, companies are subject to limits on the deductibility of executive compensation. Deductible compensation is limited to $1 million per year for each executive officer listed in the summary compensation table. Compensation that is “performance-based” under the Internal Revenue Code’s definition is exempt from this limit. Stock option grants are intended to qualify as performance-based compensation.

The Compensation Committee does not have a formal policy with respect to the payment of compensation in excess of the deduction limit. The Compensation Committee’s practice is to structure compensation programs offered to the named executive officers with a view to maximizing the tax deductibility of amounts paid. However, in structuring compensation programs and making compensation decisions, the Committee considers a variety of factors, including Provident’s tax position, the materiality of the payment and tax deductions involved and the need for flexibility to address unforeseen circumstances. After considering these factors, the Committee may decide to authorize payments, all or part of which would be nondeductible for federal tax purposes.

In 2007 compensation paid to Mr. Pantozzi exceeded the deduction limit, primarily due to the vesting of restricted stock awards granted to him in 2003 in connection with the mutual to stock conversion of The Provident Bank. The Compensation Committee does not believe the provisions of Section 162(m) will materially affect the results of operations of Provident.

Compensation Committee Report

Pursuant to rules and regulations of the Securities and Exchange Commission, this Compensation Committee Report shall not be deemed incorporated by reference to any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Provident specifically incorporates this information by reference, and otherwise shall not be deemed “soliciting material” or to be “filed” with the Securities and Exchange Commission subject to Regulation 14A or 14C of the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee of Provident Financial Services, Inc.

Jeffries Shein, Chair

Thomas W. Berry

Frank L. Fekete

Edward O’Donnell

Executive Compensation

The following table sets forth for the years ended December 31, 2007 and 2006 certain information as to the total remuneration paid to Mr. Pantozzi, who serves as Chief Executive Officer, Ms. Niro, who serves as Chief Financial Officer, and the other most highly compensated executive officers of Provident Financial Services, Inc. or The Provident Bank, other than Mr. Pantozzi and Ms. Niro. The amounts reported under the stock awards and option awards columns include grants of stock awards and stock options made in 2003 in connection with the mutual to stock conversion of The Provident Bank.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (4)	All Other Compensation ($) (5)	Total ($)
Paul M. Pantozzi, Chairman and Chief Executive Officer	2007 2006	700,000 655,000	— —	1,102,994 1,070,104	861,660 833,280	183,750 133,049	— —	149,107 173,698	2,997,511 2,865,131
Linda A. Niro, Executive Vice President and Chief Financial Officer	2007 2006	214,000 207,500	— —	186,121 177,898	61,294 59,520	33,705 25,289	12,939 19,040	34,656 43,410	542,715 532,657
Christopher Martin, President and Chief Operating Officer	2007 2006	400,000 375,000	— —	21,602 —	55,506 27,120	63,000 45,703	7,942 11,556	46,884 53,460	594,934 512,839
Kevin J. Ward, Former Vice Chairman (6)	2007 2006	325,000 305,000	— —	207,533 338,940	132,990 245,520	— 37,172	152,700 65,316	70,499 75,342	888,722 1,067,290
Donald W. Blum, Executive Vice President and Chief Lending Officer	2007 2006	250,000 240,000	— —	143,988 99,506	84,656 68,375	57,188 29,250	922 888	47,497 52,649	584,251 490,668
Brian Giovinazzi, Executive Vice President (7)	2007	161,138	—	—	—	34,650	—	660,506	856,294

(1)	The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal years ended December 31, 2007 and 2006, in accordance with FAS 123(R), of restricted stock awards pursuant to the 2003 Stock Award Plan and thus may include amounts from awards granted in and prior to 2007 and 2006, including amounts from awards granted in 2003 following completion of the mutual to stock conversion of The Provident Bank.
(2)	The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes, for the fiscal years ended December 31, 2007 and 2006, in accordance with FAS 123(R), of stock option awards pursuant to the 2003 Stock Option Plan and thus include amounts from awards granted in and prior to 2007 and 2006, including amounts from awards granted in 2003 following completion of the mutual to stock conversion of The Provident Bank. Assumptions used in the calculation of this amount are included in footnote 13 to Provident’s audited financial statements for the fiscal year ended December 31, 2007 included in Provident’s Annual Report on Form 10-K.
(3)	For 2007, earned pursuant to the 2007 Incentive Plan for senior executives of The Provident Bank. For 2006, earned pursuant to the 2006 Incentive Plan for senior executives of The Provident Bank.
(4)	The amounts in this column reflect the actuarial increase in the present value at December 31, 2007 compared to December 31, 2006 and the actuarial increase in the present value at December 31, 2006 compared to December 31, 2005, of the named executive officer’s benefits under all defined benefit pension plans, and in the case of Messrs. Pantozzi and Ward, supplemental plans maintained by The Provident Bank, determined using interest rate and mortality rate assumptions consistent with those used in Provident’s financial statements and includes amounts for which the named executive officer may not currently be entitled to receive because such amounts are not vested. For Mr. Pantozzi, there was a decrease in the actuarial present values because he reached age 60 in 2004, the assumed retirement age for these calculations. No named executive officer received preferential or above-market earnings on deferred compensation, except for Mr. Martin who earned $942 in 2007 and $556 in 2006 on deferred directors fees in the First Savings Bank Directors’ Deferred Fee Plan.
(5)	The amounts in this column represent the total of all perquisites (non-cash benefits and perquisites such as the use of employer-owned automobiles, membership dues and other personal benefits), the value of cash dividend payments on unvested restricted stock awards, employee benefits (employer cost of medical, dental, vision, life and disability insurance), and employer contributions to defined contribution plans (The Provident Bank 401(k) Plan, Employee Stock Ownership Plan, Nonqualified Supplemental ESOP and the Nonqualified Supplemental Executive Savings Plan). Amounts are reported separately under the following “All Other Compensation” and “Perquisites” tables.

ALL OTHER COMPENSATION

Name	Year	Perquisites and Other Personal Benefits ($)	Dividends on Unvested Stock Awards ($)	Company Contribution on Employee Medical and Insurance Benefits ($)	Company Contributions to Retirement and 401(k) Plans ($)	Other Payments / Accruals ($)		Total ($)
Paul M. Pantozzi	2007 2006	37,102 29,263	44,028 57,852	12,478 8,954	55,499 77,629	— —		149,107 173,698
Linda A. Niro	2007 2006	2,860 2,735	7,826 9,784	4,948 4,555	19,022 26,336	— —		34,656 43,410
Christopher Martin	2007 2006	11,834 14,947	2,759 —	12,172 13,970	20,119 24,543	— —		46,884 53,460
Kevin J. Ward	2007 2006	19,990 13,170	14,080 18,770	8,726 5,736	27,703 37,666	— —		70,449 75,342
Donald W. Blum	2007 2006	4,187 5,176	10,654 7,218	11,569 12,460	21,087 27,795	— —		47,497 52,649
Brian Giovinazzi	2007	1,628	—	10,715	2,163	646,000	(7)	660,506

PERQUISITES

Name	Year	Personal Use of Company Car (8) ($)	Transit Reimbursement Plan and Service Awards ($)	Fitness Trainer ($)	Club Dues ($)	Executive Health Exam ($)	Total Perquisites and Other Personal Benefits ($)
Paul M. Pantozzi	2007 2006	12,160 7,838	— —	3,720 5,350	18,722 13,700	2,500 2,375	37,102 29,263
Linda A. Niro	2007 2006	— —	360 360	— —	—	2,500 2,375	2,860 2,735
Christopher Martin	2007 2006	7,366 7,037	— —	— —	4,468 7,910	— —	11,834 14,947
Kevin J. Ward	2007 2006	4,507 3,901	2,450 —	— —	13,033 9,269	— —	19,990 13,170
Donald W. Blum	2007 2006	4,187 4,926	— 250	— —	—	— —	4,187 5,176
Brian Giovinazzi	2007	1,628	—	—	—	—	1,628

(6)	On December 20, 2007, Provident and The Provident Bank announced that Kevin J. Ward would resign his positions with Provident and The Provident Bank effective December 31, 2007. In connection with the settlement of Mr. Ward’s employment agreement and in exchange for a release of all possible claims against Provident and The Provident Bank, a lump-sum payment in the amount of $950,000, together with a payment of $52,000 in satisfaction of any obligation to provide Mr. Ward the use of a company-owned vehicle, will be paid to Mr. Ward on or about July 2, 2008. Such payments will be subject to federal and state payroll and withholding taxes. This expense was recognized for financial reporting purposes in the fourth quarter of 2007.
(7)	Mr. Giovinazzi’s employment with Provident commenced on April 1, 2007 and his salary reflects a partial year. His annual base salary in 2007 was $220,504. In connection with the acquisition of First Morris Bank & Trust, Provident paid Mr. Giovinazzi $646,000 in consideration for a Noncompetion Agreement for a period of two years following the termination of his employment.
(8)	The value attributable to personal use of Company-provided automobiles calculated in accordance with Internal Revenue Service guidelines.

Plan-Based Awards. The following table sets forth certain information as to grants during 2007 of plan-based awards to the named executive officers. The awards shown below that were granted on February 22, 2007 represent awards that could be made based on performance under the 2007 Incentive Plan. Awards shown below in the columns “All Other Stock Awards” and “All Other Option Awards” were made in 2007 as long-term incentive awards to reward superior individual performance in 2006 and to maintain competitive compensation levels.

GRANTS OF PLAN-BASED AWARDS TABLE FOR THE YEAR ENDED DECEMBER 31, 2007

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Possible Payouts Under Equity Incentive Plan Awards						All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($) (3)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)		Target (#)		Maximum (#)
Paul M. Pantozzi	2/22/2007	43,750	350,000	700,000	—		—		—		—	—	—	—
	1/29/2007										10,000	40,000	17.94	334,200
Linda A. Niro	2/22/2007	8,025	64,200	128,400	—		—		—		—	—	—	—
	1/29/2007										2,500	2,500	17.94	54,525
Christopher Martin	2/22/2007	15,000	120,000	240,000	2,577	(1)	20,619	(1)	41,237	(1)
					1,089	(2)	4,355	(2)	8,710	(2)
	1/29/2007										5,000	20,000	17.94	167,100
Kevin J. Ward	2/22/2007	12,188	97,500	195,000	—		—		—		—	—	—	—
	1/29/2007										2,500	5,000	17.94	64,200
Donald W. Blum	2/22/2007	9,375	75,000	150,000	1,208	(1)	9,665	(1)	19,330	(1)
					510	(2)	2,041	(2)	4,083	(2)
	1/29/2007										2,500	7,500	17.94	73,875
Brian Giovinazzi	2/22/2007	8,250	66,000	132,000	1,063	(1)	8,505	(1)	17,010	(1)	—	—	—	—
					449	(2)	1,796	(2)	3,593	(2)

(1)	This represents the number of stock options that could be awarded based on a Black-Scholes determined value per option of $3.87.
(2)	This represents the number of restricted stock shares that could be awarded based on the market price per share of common stock of $18.37.
(3)	The amounts in this column reflect the dollar amount used to determine the annual expense to be recognized for financial statement reporting purposes each year, in accordance with FAS 123(R), of restricted stock awards pursuant to the 2003 Stock Award Plan and of stock option awards pursuant to the 2003 Stock Option Plan. Assumptions used in the calculation of these amounts are included in footnote 13 to Provident’s audited financial statements for the fiscal year ended December 31, 2007 included in Provident’s Annual Report on Form 10-K.

Outstanding Equity Awards at Year End. The following table sets forth information with respect to outstanding equity awards as of December 31, 2007 for the named executive officers.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2007

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date (1)	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (2)
Paul M. Pantozzi	896,000 —	224,000 40,000	18.57 17.94	7/17/2013 1/29/2017	66,400	957,488
Linda A. Niro	64,000 —	16,000 2,500	18.57 17.94	7/17/2013 1/29/2017	12,300	177,366
Christopher Martin	8,000 —	32,000 27,267	18.48 17.94	3/23/2016 1/29/2017	6,568	94,711
Kevin J. Ward (3)	242,460 21,540	— —	18.57 18.57	2/31/2008 3/31/2008	—	—
Donald W. Blum	64,000 2,000 2,000 —	16,000 8,000 8,000 10,988	18.57 18.48 18.87 17.94	7/17/2013 3/23/2016 9/21/2016 1/29/2017	21,253	306,468
Brian Giovinazzi	—	—	—	—	—	—

(1)	Stock options generally expire 10 years after the grant date.
(2)	This amount is based on the fair market value of Provident common stock on December 31, 2007 of $14.42.
(3)	On July 17, 2003, Mr. Ward was granted 303,075 nonqualified stock options and 26,925 incentive stock options. Based on Mr. Ward’s resignation effective December 31, 2007, 66,000 unvested stock options were forfeited and vested nonqualified stock options will terminate one year after termination of employment and incentive stock options will terminate three months after termination of employment.

Option Exercises And Stock Vested

None of the named executive officers exercised stock options during the fiscal year ended December 31, 2007.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)
Paul M. Pantozzi	—	—	53,200	927,932
Linda A. Niro	—	—	8,900	154,584
Christopher Martin	—	—	—	—
Kevin J. Ward	—	—	17,000	294,770
Donald W. Blum	—	—	6,900	119,946
Brian Giovinazzi	—	—	—	—

(1)	The value realized on vesting represents the market value on the day the stock vested.

Pension Benefits. The Provident Bank maintains a noncontributory defined benefit pension plan covering full-time employees who had attained age 21 with at least one year of service as of April 1, 2003. The pension plan was frozen as of April 1, 2003. As of April 1, 2003, employees are not entitled to accrue additional benefits. Employees hired after the freeze date are not eligible to enter the plan.

Pension plan participants generally become entitled to retirement benefits upon the later of attainment of age 65 or the fifth anniversary of participation in the plan, which is referred to as the normal retirement date. The normal retirement benefit is equal to 1.35% of the participant’s average final compensation up to the average social security level plus 2% of the participant’s average final compensation in excess of the average social security level multiplied by the participant’s years of credited service to a maximum of 30 years.

Participants who have completed at least five years of vested service generally become 100% vested in their accrued retirement benefits. Vested retirement benefits generally will be paid beginning on the participant’s normal retirement date. Participants with accrued benefits in the pension plan prior to April 1, 2003 will continue to vest in their pre-April 1, 2003 accrued benefit after April 1, 2003.

A participant may elect to retire prior to age 65 and receive early retirement benefits if retirement occurs after completion of at least five consecutive years of vested service and attainment of age 55. If such an early retirement election is made, retirement benefits will begin on the first day of any month during the ten-year period preceding his or her normal retirement date, as directed by the retiring participant. If a participant elects to retire prior to attaining age 65 and after completing five years of credited service, his or her accrued pension benefit will be reduced 3% per year for the first five years prior to age 65 and 5% per year thereafter to age 55. However, if a participant elects to retire early after both attaining age 60 and completing 25 years of credited service, his or her accrued pension benefit will be unreduced. Any participant who terminated employment prior to January 1, 2002, will receive an early pension benefit equal to the actuarial equivalent of the annual amount of the normal pension that would otherwise have been payable to the participant had he or she not elected to receive an early pension. If the termination of service occurs after the normal retirement date, the participant’s benefits will begin on the participant’s postponed retirement date.

The table below shows the present value of accumulated benefits payable to each of the named executive officers, including the number of years of service credited to each such named executive officer, under each of the pension plan and the SERP determined using interest rate and mortality rate assumptions consistent with those used in Provident’s financial statements.

PENSION BENEFITS AT OR FOR THE YEAR ENDED DECEMBER 31, 2007

Name	Plan Name	Number of Years Credited Service (#) (1)	Present Value of Accumulated Benefit ($) (2)	Payments During Last Fiscal Year ($)
Paul M. Pantozzi	Provident Bank Pension Plan Provident SERP	44	1,182,628 1,769,652	—
Linda A. Niro	Provident Bank Pension Plan	29	363,116	—
Christopher Martin	First Sentinel Pension Plan	23	222,000	—
Kevin J. Ward	Provident Bank Pension Plan Provident SERP	35	1,135,247 218,701	—
Donald W. Blum	Provident Bank Pension Plan	6	17,259	—
Brian Giovinazzi	Provident Bank Pension Plan	—	—	—

(1)	The number of years of credited service represents all years of service including years following the frozen pension date of April 1, 2003. Mr. Giovinazzi joined The Provident Bank on April 1, 2007 and will not be eligible for any pension benefits under the Provident Bank Pension Plan.

(2)	Under the Provident Bank Pension Plan, the calculation of present value of the accumulated benefits are reported for The Provident Bank Pension, First Sentinel Pension and SERP Plans during the fiscal year ending December 31, 2007. These plans assume an RP-2000 Mortality Table for periods following December 31, 2007 and a 1983 Group Annuity Mortality Table for periods prior to December 31, 2007 for post retirement and no pre-retirement mortality and interest rates of 5.75% at December 31, 2006 and 6% at December 31, 2007. It is also assumed that the benefit would be deferred to the first age each participant could collect an unreduced benefit. Under the First Sentinel Pension Plan, the calculation of present value of accumulated benefits assumes the benefit is available as a lump sum valued at 50% at 7.75% and 50% at 5.00%. This plan also assumes that the benefit would be deferred to the first age each participant could collect an unreduced benefit.

Nonqualified Deferred Compensation. The following table sets forth information with respect to defined contribution and other nonqualified deferred compensation plans at and for the year ended December 31, 2007 for the named executive officers.

NONQUALIFIED DEFERRED COMPENSATION AT OR FOR THE YEAR ENDED

DECEMBER 31, 2007

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($) (1)	Aggregate Earnings in Last Fiscal Year ($) (2)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($) (3)
Paul M. Pantozzi	—	34,343	—	—	536,548
Linda A. Niro	—	—	—	—	—
Christopher Martin	—	—	—	—	—
Kevin J. Ward	—	6,547	—	—	83,185
Donald W. Blum	—	—	—	—	—
Brian Giovinazzi	—	—	—	—	—

(1)	This amount represents the value of the 2006 nonqualified Supplemental ESOP contribution made in 2007 and is based on the fair market value of Provident common stock on December 31, 2007 of $14.42.
(2)	The aggregate earnings for the nonqualified Supplemental Executive Savings Plan reflect the change in accumulated benefits from December 31, 2006 to December 31, 2007. The Supplemental Executive Savings Plan was frozen on December 31, 2003. The plan continues to hold assets for distribution to the participants. As of December 31, 2007, there was a decrease in the actuarial present value of $76,626 and $8,395 respectively for Mr. Pantozzi and Mr. Ward from the actuarial present value as of December 31, 2006.
(3)	The aggregate balance reported is the combined value of account balances under the Supplemental Executive Savings Plan, which was frozen in December 2003 and under the Supplemental ESOP. Certain of the account balances are based on the market value of Provident common stock on December 31, 2007 of $14.42.

Potential Payments Upon Termination or Change in Control. Provident has entered into three-year employment agreements with Messrs. Pantozzi and Martin, and two-year change in control agreements with Mr. Blum and Ms. Niro. Mr. Ward’s employment agreement with Provident was terminated effective December 31, 2007. Provident has no employment or change in control agreement with Mr. Giovinazzi. The tables below reflect the amount of compensation to each of the named executive officers of Provident pursuant to such individual’s employment agreement or change in control agreement, as applicable, in the event of termination of such executive’s employment. No payments are required due to a voluntary termination under the employment agreements or the change in control agreements (prior to a change in control). The amount of compensation payable to each named executive officer upon involuntary not-for-cause termination, termination following a change of control and in the event of disability (with respect to employment agreements) is shown below. The amounts shown assume that such termination was effective as of December 31, 2007, and thus includes amounts earned through such time and are estimates of the amounts which would be paid out to the executives upon their termination. The amounts shown relating to unvested options and awards are based on the fair market value of Provident common stock on December 31, 2007 of $14.42. Using that fair market value, all unvested option have no value. The actual amounts to be paid out can only be determined at the time of such executive’s separation from Provident.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

AS OF DECEMBER 31, 2007

Paul M. Pantozzi	Before Change in Control	After Change in Control	Disability (2) ($)
Benefit	Termination w/o Cause or for Good Reason ($)	Resignation, (1) Termination w/o Cause or for Good Reason ($)
Salary	2,100,000	2,100,000	525,000
Incentive/Bonus	582,074	582,074	—

Total Cash Payments	2,682,074	2,682,074	525,000

Medical	27,396	27,396	9,132
Dental	2,487	2,487	829
Life Insurance	14,094	14,094	4,698
LTD	2,605	2,605	868
Vision	490	490	163
Nonqualified Benefits (3)	—	—	—

Total Benefits	47,072	47,072	15,690

Total Cash & Benefits	2,729,146	2,729,146	540,690
Value Unvested Options	—	—	—
Value Unvested Awards	—	957,488	957,488

TOTAL	2,729,146	3,686,634	1,498,178

(1)	For a period of up to one year following a change in control, the executive will have the right to terminate employment, for any reason, and receive full change in control benefits.
(2)	Payment represents 75% of base salary over a 12 month period along with 12 months of benefit payments. Payment will commence on the effective date of the executive’s termination and will end on the earlier of (i) the date the executive returns to full-time employment, (ii) full-time employment by another employer, (iii) attaining the age of 65 or (iv) the executive’s death.
(3)	Nonqualified benefits payable to the executive have been previously disclosed and would not be enhanced or accelerated in connection with these termination events.

Linda A. Niro	Before Change in Control	After Change in Control
Benefit	Termination w/o Cause or for Good Reason ($)	Termination w/o Cause or for Good Reason ($)
Salary	—	428,000
Incentive/Bonus	—	67,410

Total Cash Payments	—	495,410

Medical	—	8,495
Dental	—	981
Life Insurance	—	1,341
LTD	—	1,391
Vision	—	205

Total Benefits	—	12,413

Total Cash & Benefits	—	507,823
Value Unvested Options	—	—
Value Unvested Awards	—	177,366

TOTAL	—	685,189

Christopher Martin	Before Change in Control	After Change in Control	Disability (2) ($)
Benefit	Termination w/o Cause or for Good Reason ($)	Resignation, (1) Termination w/o Cause or for Good Reason ($)
Salary	1,200,000	1,200,000	300,000
Incentive/Bonus	189,000	189,000	—

Total Cash Payments	1,389,000	1,389,000	300,000

Medical	37,204	37,204	12,401
Dental	4,155	4,155	1,385
Life Insurance	3,758	3,758	1,253
LTD	2,605	2,605	868
Vision	771	771	257

Total Benefits	48,493	48,493	16,164

Total Cash & Benefits	1,437,493	1,437,493	316,164
Value Unvested Options	—	—	—
Value Unvested Awards	—	94,711	94,711

TOTAL	1,437,493	1,532,204	410,875

(1)	For a period of up to one year following a change in control, the executive will have the right to terminate employment, for any reason, and receive full change in control benefits.
(2)	Payment represents 75% of base salary over a 12 month period along with 12 months of benefit payments. Payment will commence on the effective date of the executive’s termination and will end on the earlier of (i) the date the executive returns to full-time employment, (ii) full-time employment by another employer, (iii) attaining the age of 65 or (iv) the executive’s death.

Donald W. Blum	Before Change in Control	After Change in Control
Benefit	Termination w/o Cause or for Good Reason ($)	Termination w/o Cause or for Good Reason ($)
Salary	—	500,000
Incentive/Bonus	—	114,376

Total Cash Payments	—	614,376

Medical	—	24,803
Dental	—	2,770
Life Insurance	—	1,566
LTD	—	1,614
Vision	—	—

Total Benefits	—	30,753

Total Cash & Benefits	—	645,129
Value Unvested Options	—	—
Value Unvested Awards	—	306,468

TOTAL		951,597

Director Compensation

Elements of Director Compensation

Director Fees

Non-employee directors are paid meeting fees for attending board and committee meetings as follows:

•	$1,250 for each board meeting attended;

•	$1,250 for each Audit Committee meeting attended;

•	$1,000 for each Compensation Committee and Governance/Nominating Committee meeting attended; and

•	$1,000 for each Loan Committee and Trust Committee meeting of the board of directors of The Provident Bank attended.

The Chairs of the board committees are paid meeting fees as follows:

•	$2,000 meeting fee for the Chairs of the Audit, Compensation and Governance/Nominating Committees for each committee meeting they attend in such capacity; and

•	$1,500 meeting fee for the Chair of The Provident Bank Trust Committee fee for each meeting attended.

In addition to the meeting fees paid for attendance, an annual retainer of $25,000 is paid to each non-employee director on The Provident Bank board. Also, the Lead Director is paid an annual retainer of $10,000 and the Chair of the Audit Committee is paid an annual retainer of $7,500.

In 2007 an annual grant of 2,000 stock options was made to each non-employee director and an additional annual grant of 5,000 stock options was made to those non-employee directors who joined the board of directors after June 30, 2004. These stock options were granted under the Provident Financial Services, Inc. 2003 Stock Option Plan.

The board of directors establishes non-employee director compensation based on recommendations of the Governance/Nominating Committee. In 2007 the Governance/Nominating Committee engaged the services of

Amalfi Consulting (formerly Clark Consulting) to assist it in a review of director compensation. Compensation paid to non-employee directors was based on recommendations arising from that review. The Governance/Nominating Committee recommended no changes to the compensation payable to non-employee directors in 2008, except for an increase in the annual stock option grant made to all non-employee directors from 2,000 stock options to 3,000 stock options.

Director Benefits

The Provident Bank makes available to each non-employee director an annual medical examination under an arrangement with a designated service provider. A non-employee director may also enroll in the health, dental and vision plans generally made available to The Provident Bank’s employees, so long as the non-employee director bears the entire cost of the coverage.

Retirement Plan for the Board of Directors of The Provident Bank

The Provident Bank maintains a Retirement Plan for the Board of Directors of The Provident Bank, for the benefit of directors having ten or more years of service as of December 31, 2006 (currently five directors). It is a nonqualified plan that provides cash payments for up to ten years to eligible retired board members based on age and length of service requirements. The maximum payment under this plan to a board member who terminates service on or after the age of 72 with at least ten years of service on the board is 40 quarterly payments of $1,250. The Bank may suspend payments under this plan if it does not meet Federal Deposit Insurance Corporation or New Jersey Department of Banking and Insurance minimum capital requirements. The Provident Bank may terminate this plan at any time although such termination may not reduce or eliminate any benefit previously accrued to a board member without his or her consent. The plan further provides that, in the event of a change in control (as defined in the plan), the undistributed balance of a director’s accrued benefit will be distributed to him or her within 60 days of a change in control.

Voluntary Fee Deferral Plans

Non-employee directors may elect to defer the receipt of 25%, 50%, 75% or 100% of board fees to a future year as determined by that director, so long as the distribution of such fees does not begin beyond the year of the director’s normal retirement date. Deferred fees are credited to an account established for the benefit of each participant, which receives interest at the prevailing prime rate. A participating director may receive the deferred payments pursuant to the director’s election in a lump sum or over a three-year period, except in the event of a defined change in control, death or disability or upon a separation of service prior to attaining age 65, under which circumstances a lump sum payment shall be made. In the event of a change in control, the undistributed balance of a participant’s account will be distributed within 60 days of the change in control. Under no circumstances may a participating director accelerate the distribution of amounts in his or her account.

In connection with the acquisition of First Sentinel Bancorp, Inc., Provident assumed the First Savings Bank Directors’ Deferred Fee Plan, which was frozen prior to the completion of the acquisition. This plan will be paid out in accordance with the provisions of its governing documents.

The following table sets forth for the year ended December 31, 2007 certain information as to total remuneration paid to directors other than Messrs. Pantozzi and Martin, who are not paid director fees. Compensation paid to Messrs. Pantozzi and Martin is included in “Executive Compensation-Summary Compensation Table.” The amounts reported under the stock awards and option awards columns include grants of stock awards and stock options made in 2003 in connection with the mutual to stock conversion of The Provident Bank.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($) (2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (3)	All Other Compensation ($) (4)	Total ($)
Thomas W. Berry	68,250	—	11,197	—	—	79,447
Laura L. Brooks	56,500	—	4,967	—	—	61,467
John G. Collins	85,750	13,921	129,439	—	—	229,110
Geoffrey M. Connor	48,750	230,221	122,239	1,335	11,791	414,336
Frank L. Fekete	84,250	230,221	122,239	821	11,791	449,322
Carlos Hernandez	40,250	230,221	122,239	993	11,791	405,494
William T. Jackson	60,750	230,221	122,239	2,300	11,791	427,301
Katharine Laud	33,000	—	—	—	—	33,000
Arthur McConnell	48,750	230,221	122,239	2,798	11,791	415,799
John P. Mulkerin	57,000	—	11,197	—	—	68,197
Edward O’Donnell	58,750	230,221	122,239	16,918	14,291	442,419
Thomas E. Sheenan (5)	18,333	230,221	122,239	26,705	11,791	409,289
Jeffries Shein	83,750	—	11,197	15,371	—	110,318

(1)	The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007, in accordance with FAS 123(R), of restricted stock awards pursuant to the 2003 Stock Award Plan that were made in 2003 and 2004 following Provident’s mutual to stock conversion, which vest over five years. No restricted stock awards were made in 2005, 2006 and 2007.
(2)	The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007, in accordance with FAS 123(R), of stock option awards pursuant to the 2003 Stock Option Plan that were made in 2003 and 2004 following Provident’s mutual to stock conversion, and stock option grants made in 2006 and 2007 as part of annual director compensation. Stock options vest over five years. Assumptions used in the calculation of these amounts are included in footnote 13 to Provident’s audited financial statements for the fiscal year ended December 31, 2007 included in Provident’s Annual Report on Form 10-K.
(3)	This amount represents the aggregate increase in the present value of a director’s accumulated benefit under the Retirement Plan for the Board of Directors of The Provident Bank, which was terminated in 2005 to eliminate the accrual of benefits for directors with less than ten years of service as of December 31, 2006. The amounts include earnings on deferred director fees of $16,918, $22,811 and $15,371 for Messrs. O’Donnell, Sheenan and Shein respectively.
(4)	This amount includes perquisites and other personal benefits, or property, if the aggregate amount for each director is at least $10,000. Specifically, this amount includes dividend payments on unvested restricted stock awards of $11,791 for each of Messrs. Connor, Fekete, Hernandez, Jackson, McConnell, O’Donnell and Sheenan and the cost of an annual medical exam made available to all directors in the amount of $2,500 for Mr. O’Donnell.
(5)	Mr. Sheenan retired from the board of directors effective April 25, 2007 and he was appointed director emeritus. No director fees are paid to a director emeritus, but unvested stock awards and stock options continue to vest during service as a director emeritus.

The following non-employee directors received grants of restricted stock under the 2003 Stock Award Plan in 2003 and 2004, which vest over five years:

Name	Grant Date	Total Grant of Restricted Stock (#)	Grant Date Fair Share Value (1) ($)	Outstanding, Unvested Restricted Stock as of December 31, 2007 (#)
John G. Collins	7/1/2004	4,042	69,603	1,618
Geoffrey M. Connor	8/21/2003	75,000	1,522,500
	7/1/2004	4,042	69,603	16,618
Frank L. Fekete	8/21/2003	75,000	1,522,500
	7/1/2004	4,042	69,603	16,618
Carlos Hernandez	8/21/2003	75,000	1,522,500
	7/1/2004	4,042	69,603	16,618
William T. Jackson	8/21/2003	75,000	1,522,500
	7/1/2004	4,042	69,603	16,618
Arthur McConnell	8/21/2003	75,000	1,522,500
	7/1/2004	4,042	69,603	16,618
Edward O’Donnell	8/21/2003	75,000	1,522,500
	7/1/2004	4,042	69,603	16,618
Thomas E. Sheenan (2)	8/21/2003	75,000	1,522,500
	7/1/2004	4,042	69,603	16,618

(1)	The amounts in this column reflect the dollar amount used to determine the annual expense to be recognized for financial statement reporting purposes each year, in accordance with FAS 123(R), of restricted stock awards pursuant to the 2003 Stock Award Plan that were made in 2003 and 2004 following Provident’s mutual to stock conversion, which vest over five years. No restricted stock awards were made in 2005, 2006 and 2007.
(2)	Mr. Sheenan retired from the board of directors effective April 25, 2007 and he was appointed director emeritus. No director fees are paid to a director emeritus, but unvested stock awards and stock options continue to vest during service as a director emeritus.

The aggregate total stock option grants to non-executive directors are shown below:

Name	Grant Date	Expiration Date	Stock Options (#)	Exercise Price ($)	Grant Date Fair Value (1) ($)	Outstanding Unexercised Stock Options as of December 31, 2007 (#)
Thomas W. Berry	2/22/06	2/22/16	7,000	18.55	31,500
	1/29/07	1/29/17	7,000	17.94	27,090	14,000
Laura L. Brooks	1/29/07	1/29/17	7,000	17.94	27,090	7,000
John G. Collins	7/17/03	7/17/13	100,000	18.57	372,000
	6/23/04	6/23/14	60,000	17.43	259,000
	2/22/06	2/22/16	2,000	18.55	8,900
	1/29/07	1/29/17	2,000	17.94	7,740	164,000
Geoffrey M. Connor	7/17/03	7/17/13	160,000	18.57	592,200
	2/22/06	2/22/16	2,000	18.55	8,900
	1/29/07	1/29/17	2,000	17.94	7,740	164,000
Frank L. Fekete	7/17/03	7/17/13	160,000	18.57	592,200
	2/22/06	2/22/16	2,000	18.55	8,900
	1/29/07	1/29/17	2,000	17.94	7,740	164,000
Carlos Hernandez	7/17/03	7/17/13	160,000	18.57	592,200
	2/22/06	2/22/16	2,000	18.55	8,900
	1/29/07	1/29/17	2,000	17.94	7,740	164,000
William T. Jackson	7/17/03	7/17/13	160,000	18.57	592,200
	2/22/06	2/22/16	2,000	18.55	8,900
	1/29/07	1/29/17	2,000	17.94	7,740	164,000
Katharine Laud	—	—	—	—	—	—
Arthur McConnell	7/17/03	7/17/13	160,000	18.57	592,200
	2/22/06	2/22/16	2,000	18.55	8,900
	1/29/07	1/29/17	2,000	17.94	7,740	164,000
John P. Mulkerin	2/22/06	2/22/16	7,000	18.55	31,500
	1/29/07	1/29/17	7,000	17.94	27,090	14,000
Edward O’Donnell	7/17/03	7/17/13	160,000	18.57	592,200
	2/22/06	2/22/16	2,000	18.55	8,900
	1/29/07	1/29/17	2,000	17.94	7,740	164,000
Thomas E. Sheenan	7/17/03	7/17/13	160,000	18.57	592,200
	2/22/06	2/22/16	2,000	18.55	8,900	162,000
Jeffries Shein	2/22/06	2/22/16	7,000	18.55	31,500
	1/29/07	1/29/17	7,000	17.94	27,090	14,000

(1)

The amounts in this column reflect the dollar amount of the full grant date value used to determine the annual expense to be recognized for financial statement reporting purposes each year, in accordance with FAS 123(R), of stock option awards pursuant to the 2003 Stock Option Plan that were made in 2003 and 2004 following Provident’s mutual to stock conversion, which vest over five years. Assumptions used in the calculation of these amounts are included in footnote 13 to Provident’s audited financial statements for the fiscal year ended December 31, 2007 included in Provident’s Annual Report on Form 10-K.

(2)	Mr. Sheenan retired from the board of directors effective April 25, 2007 and he was appointed director emeritus. No director fees are paid to a director emeritus, but unvested stock awards and stock options continue to vest during service as a director emeritus.

PROPOSAL II—APPROVAL OF THE 2008 LONG-TERM EQUITY INCENTIVE PLAN

During 2007 the Compensation Committee worked with its independent compensation consultant to evaluate Provident’s existing long-term equity plans and to design a more effective plan, one more aligned with the Committee’s pay for performance strategy. The Compensation Committee determined that the terms of the existing 2003 Stock Award Plan and the 2003 Stock Option Plan, which were implemented following the conversion of The Provident Bank from a mutual to a stock savings bank, did not afford the Compensation Committee the flexibility to make equity awards that included performance measures for vesting, because vesting under the existing plans is limited to time vesting over five years. As a result, the Compensation Committee recommended, and the board of directors has adopted, the 2008 Long-Term Equity Incentive Plan (the “Equity Plan”), subject to stockholder approval. Upon stockholder approval of the Equity Plan, no further awards will be made under the 2003 Stock Award Plan or the 2003 Stock Option Plan.

The purpose of the Equity Plan is to advance the interests of Provident and its stockholders through awards that provide employees and directors an additional personal stake in Provident’s growth, development and financial success. Awards under the Equity Plan are designed to motivate participants to devote their best efforts to the business success of Provident. Awards will also help Provident attract and retain the services of employees and directors who are in a position to make significant contributions to Provident’s long-term success.

The number of shares reserved for awards under the Equity Plan is equal to the remaining, unused shares reserved for issuance under the 2003 Stock Award Plan and the 2003 Stock Option Plan. Accordingly, no additional shares are being sought for equity awards in connection with the Equity Plan.

The Compensation Committee and the board of directors believe that the Equity Plan provides the needed flexibility and the opportunity to more effectively link equity awards with Provident’s financial performance and the board of directors recommends that stockholders vote “FOR” the Equity Plan.

The following is a summary of the material features of the Equity Plan, which is qualified in its entirety by reference to the provisions of the Equity Plan, attached hereto as Appendix A.

Shares Subject to the Equity Plan

The aggregate number of shares reserved for issuance under the Equity Plan is equal to the remaining, unused shares reserved for issuance under the 2003 Stock Award Plan and the 2003 Stock Option Plan, or 2,481,382 shares. As of March 3, 2008, the record date for this Annual Meeting, there were 2,481,382 shares remaining that were available for issuance under the existing plans (995,774 shares remaining available for issuance under the 2003 Stock Award Plan and 1,485,608 shares remaining available for issuance under the 2003 Stock Option Plan). Subject to permitted adjustments for certain corporate transactions, the Equity Plan authorizes the issuance of up to 2,481,382 shares of Provident’s common stock pursuant to grants of incentive and non-statutory stock options, stock appreciation rights, restricted stock units and restricted stock awards. The entire share authorization of 2,481,382 shares may be issued pursuant to stock options and stock appreciation rights; however, no more than 1,850,000 shares may be issued as restricted stock units or restricted stock awards. Shares previously awarded under the 2003 Stock Award Plan and 2003 Stock Option Plan that are subsequently forfeited or that expire unused may also be awarded under the Equity Plan. At March 3, 2008 there were 4,824,420 shares awarded and outstanding under the existing plans (359,638 shares outstanding under the 2003 Stock Award Plan and options to purchase 4,464,782 shares outstanding under the 2003 Stock Option Plan with a weighted average exercise price of $18.27 and a weighted average remaining term of 5.95 years).

The Committee may use shares of stock available under the Equity Plan as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of Provident or a subsidiary, including the plans and arrangements of Provident or a subsidiary assumed in business combinations.

The shares of common stock with respect to which awards may be made under the Equity Plan shall be shares currently authorized but unsissued, currently held or, to the extent permitted by applicable law, subsequently acquired by Provident in the open market or in private transactions.

Eligibility

Employees and outside directors of Provident and its subsidiaries are eligible to receive awards under the Equity Plan, except that non-employee directors may not be granted incentive stock options. Non-employee directors may receive in the aggregate up to 20% of the shares reserved for issuance under the Equity Plan.

Administration of the Equity Plan

The Equity Plan will be administered by the Compensation Committee (the “Committee”). The Committee has full and exclusive power within the limitations set forth in the Equity Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the Equity Plan’s purposes; and interpreting and otherwise construing the Equity Plan. The Equity Plan also permits the board of directors or the Committee to delegate to one or more officers of Provident the Committee’s power to (i) designate officers and employees who will receive awards, and (ii) determine the number of awards to be received by them.

Types of Awards

The Committee may determine the type and terms and conditions of awards under the Equity Plan. Awards may be granted in a combination of incentive and non-statutory stock options, stock appreciation rights, restricted stock units or restricted stock awards, as follows.

Stock Options. A stock option gives the recipient or “optionee” the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value on the date the stock option is granted. Fair market value for purposes of the Equity Plan means the final sales price of Provident’s common stock as reported on the New York Stock Exchange on the date the option is granted, or if Provident’s common stock was not traded on such date, then on the day prior to such date or on the next preceding day on which Provident’s common stock was traded, and without regard to after-hours trading activity. The Committee will determine the fair market value, in accordance with Section 422 of the Internal Revenue Code, if it cannot be determined in the manner described above.

Stock options are either “incentive” stock options or “non-statutory” stock options. Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive incentive stock options. Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise (i) either in cash or with common stock of Provident which was owned by the participant for at least six months prior to delivery, or (ii) by reduction in the number of shares deliverable pursuant to the stock option, or (iii) subject to a “cashless exercise” through a third party. Cash may be paid in lieu of any fractional shares under the Equity Plan. Stock options are subject to vesting conditions and restrictions as determined by the Committee.

Stock Appreciation Rights. Stock appreciation rights give the recipient the right to receive a payment in cash, Provident common stock, or a combination thereof, of an amount equal to the excess of the fair market value of a specified number of shares of Provident common stock on the date of the exercise of the stock appreciation rights over the fair market value of the common stock on the date of grant of the stock appreciation right, as set forth in the recipient’s award agreement.

Restricted Stock Units. Restricted stock units give the recipient the right to receive a payment in cash, Provident common stock, or a combination thereof, of an amount equal to the fair market value of a specified number of shares of Provident’s common stock on the date of the exercise of the restricted stock unit award as set forth in the recipient’s award agreement. Restricted stock units under the Equity Plan will be granted only in whole shares of common stock. The value of each restricted stock unit will be credited with deemed dividends at the same time and same manner as dividends are paid on shares of Provident’s common stock. Any restricted stock unit granted under the Equity Plan will be subject to vesting as determined by the Committee. Restricted stock units are not entitled to voting rights. Awards of restricted stock units will be evidenced by agreements approved by the Committee, which set forth the terms and conditions of each award.

Stock Awards. Stock awards under the Equity Plan will be granted only in whole shares of Provident common stock. Stock awards will be subject to conditions established by the Committee which are set forth in the award agreement, and which may include the achievement of one or more performance measures. Any stock award granted under the Equity Plan will be subject to vesting as determined by the Committee. Awards will be evidenced by agreements approved by the Committee, which set forth the terms and conditions of each award.

Prohibition Against Option Repricing

The Plan provides that neither the Committee nor the board of directors is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option or stock appreciation right previously granted.

Prohibition on Transfer

Generally, all awards, except non-statutory stock options, granted under the Equity Plan will be nontransferable except by will or in accordance with the laws of intestate succession. Stock awards and restricted stock units may be transferable pursuant to a qualified domestic relations order. At the Committee’s sole discretion, non-statutory stock options may be transferred for valid estate planning purposes that are permitted by the Internal Revenue Code and the Securities Exchange Act of 1934. During the life of the participant, awards can only be exercised by him or her. The Committee may permit a participant to designate a beneficiary to exercise or receive any rights that may exist under the Equity Plan upon the participant’s death.

Limitation on Awards Under The Equity Plan

The following limits apply to awards under the Equity Plan:

•

the maximum number of shares of stock that may be covered by options or stock appreciation rights that are intended to be “performance-based compensation” under a grant to any one participant in any one calendar year is 250,000 shares;

•

the maximum number of shares of stock that may be stock awards or restricted stock units that are intended to be “performance-based compensation” which are granted to any one participant during any calendar year is 75,000 shares;

•

the maximum amount of cash settled stock appreciation rights or cash settled restricted stock units that are intended to be “performance-based compensation” payable to any one participant with respect to any calendar year shall equal $1,500,000; and

•	the maximum number of shares of stock that may be covered by all stock awards granted to non-employee directors as a group is twenty percent (20%) of the shares authorized under the Equity Plan.

In the event of a corporate transaction involving the common stock of Provident (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the foregoing shares limitations and all outstanding awards will automatically be adjusted proportionally and uniformly to reflect such event to the extent that the adjustment will not affect each outstanding award’s status as “performance-based compensation” under Section 162(m) of the Internal Revenue Code, if applicable; provided, however, that the Committee may adjust awards to preserve the benefits or potential benefits of the awards, including the prevention of automatic adjustments if appropriate.

Performance Features

Section 162(m) of the Internal Revenue Code. A federal income tax deduction for Provident will generally be unavailable for annual compensation in excess of $1 million paid to any of its five most highly compensated officers. However, amounts that constitute “performance-based compensation” are not counted toward the $1 million limit. The Equity Plan is designed so that stock options will be considered performance-based compensation. The Committee may designate whether any stock appreciation rights, stock awards, or restricted stock units being granted to any participant are intended to be “performance-based compensation” as that term is used in section 162(m) of the Internal Revenue Code. Any such awards designated as intended to be “performance-based compensation” will be conditioned on the achievement of one or more performance measures, to the extent required by section 162(m) of the Internal Revenue Code.

Performance Measures. The performance measures that may be used for such awards will be based on any one or more of the following performance measures, as selected by the Committee: earnings; financial return ratios; capital; increase in revenue; operating or net cash flows; cash flow return on investment; total stockholder return; market share; net operating income; operating income or net income; debt load reduction; expense management; economic value added; stock price; assets; asset quality level; charge offs; loan reserves; non-performing assets; loans; deposits; growth of loans, deposits or assets; liquidity; interest sensitivity gap levels; regulatory compliance or safety and soundness; improvement of financial rating; administrative expenses; achievement of balance sheet or income statement objectives and strategic business objectives, consisting of one or more objectives based on meeting specific targets, such as business expansion goals and goals relating to acquisitions or divestitures. Performance measures may be based on the performance of Provident as a whole or of any one or more subsidiaries or business units of Provident or a subsidiary and may be measured relative to a peer group, an index or a business plan. The terms of any award may provide that partial achievement of performance criteria may result in partial payment or vesting of the award. The Committee may adjust performance measures after they have been set, but only to the extent the Committee exercises negative discretion as permitted under applicable law for purposes of an exception to section 162(m) of the Internal Revenue Code. In establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain items. Additionally, the grant of an award intended to be “performance-based compensation” and the establishment of any performance based measures shall be made during the period required by section 162(m) of the Internal Revenue Code.

Vesting of Awards

If the right to become vested in an award under the Equity Plan is conditioned on the completion of a specified period of service with Provident or its subsidiaries, without the achievement of performance measures or objectives, then unless otherwise determined by the Committee and evidenced in an award agreement, the required period of service for full vesting shall not be less than three years for an employee, and not less than one year for a director, subject in either case to acceleration in the event of death, disability, retirement, involuntary termination of employment of service following a change in control, or other enumerated events.

Change in Control

Unless otherwise stated in an award agreement, upon the occurrence of an involuntary termination of employment following a change in control of Provident, all outstanding options and stock appreciation rights then held by a participant will become fully exercisable and all stock awards or restricted stock units shall be fully earned and vested. For the purposes of the Equity Plan, a change in control occurs when: (a) any person, as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, is or becomes the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of Provident representing 25% or more of the combined voting power of Provident’s then outstanding voting securities; (b) the Incumbent Directors (as defined in the Equity Plan) cease, for any reason, to constitute a majority of the Whole Board (as defined in the Equity Plan); or (c) a plan of reorganization, merger, consolidation or similar transaction involving Provident and one or more other corporations or entities is consummated, other than a plan of reorganization, merger, consolidation or similar transaction that is defined as an Excluded Transaction (as defined in the Equity Plan), or the stockholders of Provident approve a plan of complete liquidation of Provident, or a sale, liquidation or other disposition of all or substantially all of the assets of Provident or The Provident Bank is consummated; or (d) a tender offer is made for 25% or more of the outstanding voting securities of Provident and the stockholders owning beneficially or of record 25% or more of the outstanding voting securities of Provident have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

In the event of a change in control, any performance measure attached to an award under the Equity Plan shall be deemed satisfied as of the date of the change in control.

Amendment and Termination

The board of directors may, at any time, amend or terminate the Equity Plan or any award granted under the Equity Plan, provided that, other than as provided in the Equity Plan, no amendment or termination may adversely impair the rights of an outstanding award without the participant’s (or affected beneficiary’s) written consent. The board of directors may not amend the provision of the Equity Plan related to repricing, materially increase the original number of securities which may be issued under the Equity Plan (other than as provided in the Equity Plan), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the Equity Plan without the approval of stockholders. Notwithstanding the foregoing, the board may amend the Equity Plan at any time, retroactively or otherwise, to insure that the Equity Plan complies with current or future law without stockholder approval, and the board of directors may unilaterally amend the Equity Plan and any outstanding award, without participant consent, in order to maintain an exemption from, or to comply with, Section 409A of the Internal Revenue Code, and its applicable regulations and guidance.

Duration of Plan

The Equity Plan will become effective upon stockholder approval at this Annual Meeting. The Equity Plan will terminate in 10 years or, if sooner, when all shares reserved under the Equity Plan have been issued. At any time, the board of directors may terminate the Equity Plan. However, any termination of the Equity Plan will not affect outstanding awards.

Federal Income Tax Considerations

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the Equity Plan.

Non-Statutory Stock Options. The grant of a non-statutory option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares and Provident will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of Provident or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and Provident will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Stock Appreciation Rights. The grant of a stock appreciation right will not result in taxable income to the participant. Upon exercise of a stock appreciation right, the cash received or the fair market value of shares received will be taxable to the participant as ordinary income and Provident will be entitled to a corresponding deduction. Gains and losses realized by the participant upon disposition of any such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Restricted Stock Units. A participant who has been granted restricted stock units will not realize taxable income at the time of grant, provided that that the grant does not allow the participant to demand payment for the shares until after a specified period of time. At the time the participant is entitled to demand payment, the participant will realize ordinary income in an amount equal to the then fair market value of the restricted stock units and Provident will be entitled to a corresponding deduction. If the restricted stock units are settled in stock, any gains or losses realized by the participant upon disposition of such shares will be treated as capital gains or losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery. Deemed dividends paid to the participant during the restriction period will also be treated as compensation income to the participant at the time the participant is permitted to demand payment and Provident will be entitled to a corresponding deduction, at the same time and manner as income tax is recognized on the underlying restricted stock unit.

Stock Awards. A participant who has been granted a stock award will not realize taxable income at the time of grant, provided that that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and Provident will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains or losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and Provident will be entitled to a corresponding deduction.

Withholding of Taxes. Provident may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards or may tender previously owned shares to Provident to satisfy tax withholding requirements.

Change in Control. Any acceleration of the vesting or payment of awards under the Equity Plan in the event of a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude a deduction by Provident.

Tax Advice

The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Equity Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Equity Plan. Provident suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Accounting Treatment

Under Statement of Financial Accounting Standards (“SFAS”) No. 123R, Share-Based Payment, Provident is required to recognize compensation expense on its income statement over the requisite service period based on the grant date fair value of options and other equity-based compensation (such as restricted stock, restricted stock units and SARs).

Awards to be Granted

At the present time, no specific determination has been made as to specific grants of awards under the Equity Plan.

Required Vote and Recommendation of the Board

In order to approve the Equity Plan, the proposal must receive the affirmative vote of the majority of the shares present and voting, without regard to broker non-votes or proxies marked “ABSTAIN.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2008 LONG-TERM EQUITY INCENTIVE PLAN.

PROPOSAL III—RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Provident’s independent registered public accounting firm for the year ended December 31, 2007 was KPMG LLP. The Audit Committee has re-appointed KPMG LLP to continue as the independent registered public accounting firm for Provident and The Provident Bank for the year ending December 31, 2008, subject to the ratification by Provident’s stockholders at the Annual Meeting. Representatives of KPMG LLP are expected to attend the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Stockholder ratification of the appointment of KPMG LLP is not required by Provident’s Bylaws or otherwise. However, the board of directors is submitting the appointment of the independent registered public accounting firm to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment of KPMG LLP, the Audit Committee will reconsider whether it should select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change is in the best interests of Provident and its stockholders.

Audit Fees. The aggregate fees billed to Provident for professional services rendered by KPMG LLP for the audit of the Provident’s annual financial statements, review of the financial statements included in the Provident’s Quarterly Reports on Form 10-Q and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings and engagements were $672,500 and $594,500 during the fiscal years ended December 31, 2007 and 2006, respectively.

Audit Related Fees. The aggregate fees billed to Provident for assurance and related services rendered by KPMG LLP that are reasonably related to the performance of the audit of and review of the financial statements and that are not already reported in “Audit Fees,” above, were $100,000 and $240,000 during the fiscal years ended December 31, 2007 and 2006, respectively. These services included audits of Provident’s employee benefit plans, as well as professional services rendered in connection with a registration statement on Form S-4 filed with the SEC in 2006.

Tax Fees. No fees were billed to Provident for professional services rendered by KPMG LLP for tax compliance, tax advice and tax planning during the fiscal years ended December 31, 2007 and 2006. The Audit Committee adopted a policy that commencing with the preparation and filing of Provident’s 2005 corporate tax returns, tax compliance and other tax-related services are no longer performed by the independent registered public accounting firm.

All Other Fees. The aggregate fees billed to Provident for other permissible services rendered by KPMG LLP were $2,200 and $0 during the fiscal years ended December 31, 2007 and 2006, respectively.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of KPMG LLP. The Audit Committee concluded that performing such services does not affect the independence of KPMG LLP in performing its function as the independent registered public accounting firm of Provident.

The Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve audit and audit-related services up to a maximum amount of $25,000 between meetings of the Audit Committee, provided the Chair reports any such approvals to the full Audit Committee at its next meeting. The full Audit Committee pre-approves all other services to be performed by the independent registered public accounting firm and the related fees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF KPMG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

STOCKHOLDER PROPOSALS

To be eligible for inclusion in the proxy materials for next year’s annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at Provident’s executive office, 830 Bergen Avenue, Jersey City, New Jersey 07306, no later than November 14, 2008. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED

AT AN ANNUAL MEETING

The Bylaws of Provident provide an advance notice procedure for certain business, or nominations to the board of directors, to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before an annual meeting, the stockholder must give written notice to the Corporate Secretary of Provident not less than 120 days prior to the date of Provident’s proxy materials for the preceding year’s annual meeting, or by no later than November 14, 2008 for next year’s annual meeting of stockholders; provided, however, that if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the tenth day following the day on which public announcement of the date of such annual meeting is first made. The notice must include the stockholder’s name, record address, and number of shares owned, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. Nothing in this paragraph shall be deemed to require Provident to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

OTHER MATTERS

As of the date of this document, the board of directors knows of no matters that will be presented for consideration at the Annual Meeting other than as described in this document. However, if any other matter shall properly come before the Annual Meeting or any adjournment or postponement thereof and shall be voted upon, the proposed proxy will be deemed to confer authority to the individuals named as authorized therein to vote the shares represented by the proxy in accordance with their best judgment as to any matters that fall within the purposes set forth in the notice of Annual Meeting.

AN ADDITIONAL COPY OF PROVIDENT’S ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) FOR THE YEAR ENDED DECEMBER 31, 2007, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, PROVIDENT FINANCIAL SERVICES, INC., 830 BERGEN AVENUE, JERSEY CITY, NEW JERSEY 07306. THE FORM 10-K IS ALSO AVAILABLE FREE OF CHARGE ON THE “INVESTOR RELATIONS” PAGE OF THE PROVIDENT BANK’S WEBSITE AT www.providentnj.com.

THE CHARTERS OF THE AUDIT, COMPENSATION AND GOVERNANCE/NOMINATING COMMITTEES OF PROVIDENT’S BOARD OF DIRECTORS, PROVIDENT’S CORPORATE GOVERNANCE PRINCIPLES, PROVIDENT’S CODE OF BUSINESS CONDUCT AND ETHICS AND PROVIDENT’S INDEPENDENCE STANDARDS ARE AVAILABLE ON THE “GOVERNANCE DOCUMENTS” SECTION OF THE “INVESTOR RELATIONS” PAGE OF THE PROVIDENT BANK’S WEBSITE AT www.providentnj.com. COPIES OF EACH WILL BE FURNISHED WITHOUT CHARGE UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, PROVIDENT FINANCIAL SERVICES, INC., 830 BERGEN AVENUE, JERSEY CITY, NEW JERSEY 07306.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE BY INTERNET OR TELEPHONE AS DESCRIBED IN YOUR PROXY CARD.

Appendix A

PROVIDENT FINANCIAL SERVICES, INC.

2008 LONG-TERM EQUITY INCENTIVE PLAN

ARTICLE 1—GENERAL

Section 1.1 Purpose, Effective Date and Term. The purpose of this 2008 Long-Term Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Provident Financial Services, Inc. (the “Company”), and its Subsidiaries, including The Provident Bank (the “Bank”), by providing a means to attract, retain and reward individuals who can and do contribute to such success and to further align their interests with those of the Company’s stockholders. The “Effective Date” of the Plan is the date the Plan is approved by the Company’s stockholders. The Plan shall remain in effect as long as any awards under it are outstanding; provided, however, that no awards may be granted under the Plan after day before the ten-year anniversary of the Effective Date.

Section 1.2 Administration. The Plan shall be administered by a committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 6.1.

Section 1.3 Participation. Each Employee or Director of the Company or any Subsidiary of the Company who is granted an award in accordance with the terms of the Plan shall be a “Participant” in the Plan. Awards under the Plan shall be limited to Employees and Directors of the Company or any Subsidiary; provided, however, that an award (other than an award of an incentive stock option) may be granted to an individual prior to the date on which he or she first performs services as an Employee or a Director, provided that such award does not become vested prior to the date such individual commences such services.

Section 1.4 Definitions. Capitalized terms in the Plan shall be defined as set forth in the Plan.

Section 1.5 No More Grants Under Prior Plans. After the Effective Date, no more grants will be made under the Provident Financial Services, Inc. 2003 Stock Award Plan and the Provident Financial Services, Inc. 2003 Stock Option Plan (together, the “Prior Plans”).

ARTICLE 2—DEFINED TERMS; CONSTRUCTION

Section 2.1 In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a) “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

(b) “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an award under the Plan. Such document is referred to as an agreement regardless of whether Participant signature is required.

(c) “Board” means the Board of Directors of the Company.

(d) If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means personal dishonesty, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. For purposes of this paragraph, no act or failure to act on the Participant’s part shall be considered “willful” unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that the Participant’s action or omission was in the best interests of the Company.

(e) “Change in Control” has the meaning ascribed to it in Section 5.2.

(f) “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(g) “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder.

(h) “Committee” means the Committee acting under Article 6.

(i) “Covered Employee” means any key Employee who is or may become a “Covered Employee” as defined in Code Section 162(m), and who is designated, either as an individual Employee or class of Employees, by the Committee within the shorter of: (a) ninety (90) days after the beginning of the performance period or (b) twenty-five percent (25%) of the performance period has elapsed, as a “Covered Employee” under this Plan for such applicable performance period.

(j) “Director” means a member of the Board of Directors of the Company or a Subsidiary, and also includes advisory directors and directors emeritus.

(k) “Disinterested Board Member” means a member of the Board who: (a) is not a current Employee of the Company or a Subsidiary, (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, (c) has not been an officer of the Company, (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list its securities.

(l) If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition, “Disability” or “Disabled” means that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering the Company’s Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

(m) “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(o) “Excluded Transaction” means a plan of reorganization, merger, consolidation or similar transaction that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving corporation or any parent thereof) at least 50% of the combined voting power of the Voting Securities of the entity surviving the plan of reorganization, merger, consolidation or similar transaction (or the parent of such surviving entity) immediately after such plan of reorganization, merger, consolidation or similar transaction.

(p) “Exercise Price” means the price established with respect to an option or SAR pursuant to Section 3.2.

(q) “Fair Market Value” means, with respect to a share of Stock on a specified date:

(I) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the shares of Stock are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or

(II) if the shares of Stock are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a share of Stock on such date, as of the close of the market in New York City and without regard to after-hours trading activity, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

(III) if (I) and (II) are not applicable, the Fair Market Value of a share of Stock as the Committee may determine in good faith and in accordance with Code Section 422. For purposes of the exercise of an option, Fair Market Value on such date shall be the date a notice of exercise is received by the Company, or if not a day on which the market is open, the next day that it is open.

(r) Following a Change in Control, a termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events: (a) the failure of the Company or Subsidiary to appoint or re-appoint or elect or re-elect the Employee Participant to the position(s) with the Company or Subsidiary held immediately prior to the Change in Control; (b) a material change in the functions, duties or responsibilities of the Employee Participant compared to those functions, duties or responsibilities in effect immediately prior to a Change in Control; (c) any reduction of the rate of the Employee Participant’s base salary in effect immediately prior to the Change in Control, (d) any failure (other than due to reasonable administrative error that is cured promptly upon notice) to pay any portion of the Employee Participant’s compensation as and when due; (e) any change in the terms and conditions of any compensation or benefit program in which the Employee Participant participated immediately prior to the Change in Control which, either individually or together with other changes, has a material adverse effect on the aggregate value of his total compensation package; or (f) a change in the Employee Participant’s principal place of employment, without his consent, to a place that is both more than twenty-five (25) miles away from the Employee Participant’s principal residence and more than fifteen (15) miles away from the location of the Employee Participant’s principal executive office prior to the Change in Control.

(s) “Incumbent Directors” means:

(I) the individuals who, on the date hereof, constitute the Board; and

(II) any new Director whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended: (a) by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such approval or recommendation; or (b) by a Nominating Committee of the Board whose members were appointed by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such appointments

(t) “Involuntary Termination of Employment” means the Termination of Service by the Company or Subsidiary other than a termination for Cause, or termination of employment by a Participant Employee for Good Reason.

(u) “ISO” has the meaning ascribed to it in Section 3.1(a).

(v) “Participant” means any individual who has received, and currently holds, an outstanding award under the Plan.

(w) “Retirement” means retirement from employment as an Employee or Service as a Director on or after the occurrence of any of the following:

(I) with respect to an Employee, attainment of age 65 with the completion of 5 years of continuous Service;

(II) with respect to a Director, attainment of age 72.

Years of employment as an Employee or Service as a Director shall be aggregated for the purposes of this definition for any years of employment as an Employee or Service as a Director that did not occur simultaneously.

(x) “SAR” has the meaning ascribed to it in Section 3.1(b).

(y) “SEC” means the Securities and Exchange Commission.

(z) “Securities Act” means the Securities Act of 1933, as amended from time to time.

(aa) “Service” means service as an Employee, or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director.

(bb) “Stock” means the common stock of the Company, $0.01 par value per share.

(cc) “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.

(dd) “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(I) The Participant’s cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(II) The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s services. The employment relationship of a Participant shall be treated as continuing intact for any period that the Participant is on military or sick leave or other bona fide leave of absence, provided that such leave does not exceed 90 day as, or if longer, as long as the Employee’s right to reemployment is guaranteed either by statute or contract.

(III) If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing services.

(IV) Except to the extent Code Section 409A may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section “(dd)”,the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any award under the Plan constitutes Deferred Compensation, the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A.

(V) With respect to a Participant Director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director.

(ee) “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

(ff) “Whole Board” means the total number of Directors that the Company would have if there were no vacancies on the Board at the time the relevant action or matter is presented to the Board for approval.

(gg) “Immediate Family Member” means with respect to any Participant: (a) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (c) a trust in which any combination of the Participant and persons described in section (a) and (b) above own more than fifty percent (50%) of the beneficial interests; (d) a foundation in which any combination of the Participant and persons described in sections (a) and (b) above control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (a) and (b) above control more than fifty percent (50%) of the voting interests.

Section 2.2 In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a) actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b) references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d) references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e) indications of time of day mean New Jersey time;

(f) “including” means “including, but not limited to”;

(g) all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h) all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i) the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j) any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k) all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

ARTICLE 3—AWARDS

Section 3.1 General. Any award under the Plan may be granted singularly or in combination with another award (or awards). Each award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such award and as evidenced in the Award Agreement. Subject to the provisions of Section 3.7, an award may be granted as an alternative to or replacement of an existing award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of awards that may be granted under the Plan include:

(a) Stock Options. A stock option represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any stock option may be either an incentive stock option (an “ISO”) that is intended to satisfy the requirements applicable to an “incentive stock option” described in Code Section 422(b), or a non-qualified option that is not intended to be an ISO, provided, however, that no ISOs may be: (i) granted after the ten-year anniversary of the Effective Date; or (ii) granted to a non-Employee. Unless otherwise specified in the Award Agreement or prohibited by statute, an option awarded to an Employee shall be an ISO. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a non-qualified option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such option from ISO treatment such that it shall become a non-qualified option. Grants of stock options do not include any dividend equivalent rights.

(b) Stock Appreciation Rights. A stock appreciation right (an “SAR”) is a right to receive, in cash, shares of Stock or a combination of both (as shall be reflected in the Award Agreement), an amount equal to or based upon the excess of: (i) the Fair Market Value of a share of Stock at the time of exercise; over (ii) an Exercise Price established by the Committee in accordance with Section 3.2 hereof. Grants of SARs do not include any dividend equivalent rights.

(c) Restricted Stock Awards. A Restricted Stock Award is a grant of shares of Stock, subject to a vesting schedule or the satisfaction of market conditions or performance measures.

(d) Restricted Stock Unit Awards. A Restricted Stock Unit Award is similar to Restricted Stock Award, except that no shares of Stock are actually awarded to the Participant on the date of grant.

Section 3.2 Exercise of Stock Options and SARs. A stock option or SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee and set forth in the Award Agreement. In no event, however, shall a stock option or SAR be exercised later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Stockholder). The “Exercise Price” of each stock option and SAR shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; further, provided, that the Exercise Price may be higher or lower in the case of options or SARs granted in replacement of existing awards held by an Employee or Director of an acquired entity. The payment of the Exercise Price of an option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (a) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (b) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (c) by personal, certified or cashiers’ check; (d) by other property deemed acceptable by the Committee; or (e) by any combination thereof. The total number of shares that may be acquired upon the exercise of an option shall be rounded down to the nearest whole share. Applicable tax withholding shall be deducted in accordance with Section 8.8.

Section 3.3. Restricted Stock Awards and Restricted Stock Unit Awards.

(a) General. Each Restricted Stock Award and Restricted Stock Unit Award shall be evidenced by an Award Agreement, which shall: (a) specify the number of shares of Stock covered by the Restricted Stock Award or Restricted Stock Unit Award; (b) specify the date of grant of the Restricted Stock Award or Restricted Stock Unit Award; (c) specify the vesting period, and (d) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe, including, without limitation, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such shares of Stock are listed or traded, or holding requirements or sale restrictions placed on the shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that shall be either: (x) registered in the name of the Participant and held by or on behalf of the Committee, together with a stock power executed by the Participant in favor of the Committee, pending the vesting or forfeiture of the Restricted Stock Award; or (y) registered in the name of, and delivered to, the Participant or held in street name (book form). To the extent deemed appropriate by the Committee, the Company may retain the certificates representing shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such shares have been satisfied or lapse. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Common Stock evidenced hereby is subject to the terms of an Award Agreement between Provident Financial Services, Inc. and [Name of Participant] dated [Date], made pursuant to the terms of the Provident Financial Services 2008 Long-Term Equity Incentive Plan, copies of which are on file at the executive offices of Provident Financial Services, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Agreement.

or such other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock Awards in any other approved format (e.g. electronically) in order to facilitate the paperless transfer of such Awards. In the event Restricted Stock Awards are not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards. Restricted Stock Awards that are not issued in certificate form shall be subject to the same terms and conditions of this Plan as certificated shares, including the restrictions on transferability, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

Restricted Stock Unit Awards shall be evidenced by an award agreement that shall specify the periods of restriction, the number of Restricted Stock Units granted and such other provisions as the Committee shall determine. Restricted Stock Unit Awards shall be paid in cash, shares of Stock or a combination of cash and shares of Stock as the Committee, in its sole discretion, shall determine.

(b) Dividends. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any dividends or distributions declared and paid with respect to shares of Stock subject to the Restricted Stock Award, other than a stock dividend consisting of shares of Stock, but otherwise whether or not in cash, shall be immediately distributed to the Participant. If the Committee determines to delay the distribution of dividends to a Participant until the vesting of a Restricted Stock Award, the Committee shall cause the dividend (and any earnings thereon) to be distributed to the Participant no later than two and one-half months following the date on which the Restricted Stock Award vests. Deemed dividends will be credited to the account of any Participants who are granted Restricted Stock Units.

(c) Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, voting rights appurtenant to the shares of Stock subject to the Restricted Stock Award shall be exercised by the Participant in his or her discretion. Restricted Stock Units are not entitled to vote any shares of Stock.

(d) Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is outstanding shall have the right to respond, or to direct the response, with respect to the related shares of Stock, to any tender offer, exchange offer, cash/stock merger consideration election, or other offer made to or elections made by the holders of shares of Stock. Such a direction for any such shares of Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the shares of Stock shall not be tendered.

Section 3.4 Performance-Based Compensation. Any award under the Plan which is intended to be “performance-based compensation” within the meaning of Code Section 162(m) with respect to any Covered Employee shall be conditioned on the achievement of one or more objective performance measures, to the extent required by Code Section 162(m), as may be determined by the Committee. The grant of any award and the establishment of performance measures that are intended to be performance-based compensation shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of Code Section 162(m).

(a) Performance Measures. Such performance measures may be based on any one or more of the following: earnings (e.g., earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization; or earnings per share); financial return ratios (e.g., return on investment, return on invested capital, return on equity or return on assets); capital; increase in revenue, operating or net cash flows; cash flow return on investment; total stockholder return; market share; net operating income, operating income or net income; debt load reduction; expense management; economic value added; stock price; assets, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, deposits or assets; liquidity; interest sensitivity gap levels; regulatory compliance or safety and soundness; improvement of financial rating; achievement of balance sheet or income statement objectives and strategic business objectives, consisting of one or more objectives, such as meeting specific cost, revenue or other targets, business expansion goals and goals relating to acquisitions or divestitures. Performance measures may be based on the performance of the Company as a whole or of any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis section, if any, of the Company’s annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) mergers or acquisitions. To the extent not specifically excluded, such effects shall be included in any applicable performance measure.

(b) Partial Achievement. The terms of any award may provide that partial achievement of the performance measures may result in a payment or vesting based upon the degree of achievement. In addition, partial achievement of performance measures shall apply toward a Participant’s individual limitations as set forth in Section 4.3.

(c) Adjustments. Pursuant to this Section 3.4, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an award that is intended to be performance-based compensation for a Covered Employee, except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m). If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

(d) Termination of Employment/Service. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain performance-based Restricted Stock Unit Awards and/or performance-based Restricted Stock Units following termination of the Participant’s employment with or provision of services to the Company, the Bank, and any of their affiliates and/or subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards Agreements and may reflect distinctions based on the reason for termination.

Section 3.5 Vesting of Awards. If the right to become vested in an award under the Plan (including the right to exercise an option) is conditioned on the completion of a specified period of service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives (whether or not related to the performance measures) being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then, unless otherwise determined by the Committee and evidenced in the Award Agreement, the required period of service for full vesting shall be three (3) years (subject to acceleration of vesting, to the extent permitted by the Committee, including in the event of the Participant’s death, Disability, Retirement, or Involuntary Termination of Employment following a Change in Control); provided, however, that unless otherwise determined by the Committee and evidenced in the Award Agreement, the required period of service for full vesting with respect to an award granted to Directors shall be one (1) year (subject to acceleration in such similar events as applied to Employee Participants, and providing that service as a director emeritus shall constitute service for purposes of vesting).

Section 3.6 Deferred Compensation. If any award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 3.6 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Section 3.7 Prohibition Against Option Repricing. Except for adjustments pursuant to Section 4.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a stock option or SAR previously granted under the Plan.

Section 3.8. Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award or this Plan and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless the Committee shall specifically state otherwise at the time an Award is granted, all Awards to an Employee or Director shall vest immediately upon such individual’s death, Disability or Retirement. Unless otherwise provided in an Award Agreement, the following provisions shall apply to each award granted under this Plan:

(a) Upon the Termination of Service for any reason other than Disability, Retirement, death or Termination for Cause, stock options and SARs shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and stock options and SARs may be exercised only for a period of three months following termination, and any shares of Restricted Stock that have not vested as of the date of termination shall expire and be forfeited.

(b) In the event of a Termination of Service for Cause, all stock options, SARs and Restricted Stock Awards granted to a Participant under the Plan not exercised or vested shall expire and be forfeited.

(c) Upon the Termination of Service for reason of Disability, Retirement or death, all stock options and SARs shall be exercisable as to all shares subject to an outstanding award, whether or not then exercisable, and all Restricted Stock Awards and Restricted Stock Units shall vest as to all shares subject to an outstanding award, whether or not otherwise immediately vested, at the date of Termination of Service, and options and SARs may be exercised for a period of one year following Termination of Service. Provided, however, that no option shall be eligible for treatment as an incentive option in the event such option is exercised more than one year following termination of employment due to death or Disability and provided further, in order to obtain Incentive option treatment for options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three (3) months of termination of employment.

(d) The effect of a Change in Control on the vesting/exercisability of stock options, SARs, Restricted Stock Awards and Restricted Stock Units is as set forth in Article 5 hereof.

ARTICLE 4—SHARES SUBJECT TO PLAN

Section 4.1 Available Shares. The shares of Stock with respect to which awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

Section 4.2 Share Limitations.

(a) Share Reserve. Subject to the following provisions of this Section 4.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to

(i) Two million, four hundred eighty-one thousand, three hundred and eighty-two (2,481,382) Shares, plus

(ii) The number of shares subject to outstanding awards under the Prior Plans as of the Effective Date, that, after the Effective Date, cease to be outstanding other than by reason of their having been exercised for, or settled in, vested and nonforfeitable shares.

The maximum number of shares of Stock that may be delivered pursuant to stock options and SARs (all of which may be granted as ISOs) is two million, four hundred eighty-one thousand, three hundred and eighty-two (2,481,382) shares of Stock. The maximum number of shares of Stock that may be issued in conjunction with

Restricted Stock Awards and Restricted Stock Units shall be one million, eight hundred fifty thousand (1,850,000) shares of Stock. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 4.4.

(b) Computation of Shares Available. For purposes of this Section 4.2 and in connection with the granting of a stock option, SAR, Restricted Stock Award, or Restricted Stock Unit, shares of Stock covered by an Award shall only be counted as used to the extent they are actually issued. Any shares of Stock related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares, are settled in cash in lieu of shares of Stock, or are exchanged with the Committee’s permission, prior to the issuance of shares, for Awards not involving shares of Stock, shall be available again for grant under this Plan. However, the full number of Stock Appreciation Rights or Restricted Stock Units granted that are to be settled by the issuance of shares of Stock shall be counted against the number of shares available for award under the Plan, regardless of the number of shares of Stock actually issued upon settlement of such Stock Appreciation Rights or Restricted Stock Units. Further, any shares of Stock withheld to satisfy tax withholding obligations on Awards issued under the Plan, shares of Stock tendered to pay the exercise price of Awards under the Plan, and shares of Stock repurchased on the open market with the proceeds of an Option exercise will no longer be eligible to be returned as available shares of Stock under the Plan. Any shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares, are settled in cash in lieu of shares of Stock, or are exchanged with the Committee’s permission, prior to the issuance of shares, for Awards not involving shares of Stock, shall be available again for grant under this Plan. The shares of Stock available for issuance under this Plan may be authorized and unissued shares or treasury shares.

Section 4.3 Limitations on Grants to Individuals.

(a) Stock Options and SARs. The maximum number of shares of Stock that may be subject to stock options or SARs granted to any one Participant who is a Covered Employee during any calendar year and that are intended to be “performance-based compensation” (as that term is used for purposes of Code Section 162(m)) and then only to the extent that such limitation is required by Code Section 162(m), shall be two hundred fifty thousand shares (250,000).

(b) SARs and Restricted Stock Units Settled in Cash. The maximum annual dollar amount that may be payable to a Participant pursuant to cash settled SARs described under Section 3.1(b) which are granted to any one Participant during any calendar year and are intended to be performance-based compensation (as that term is used for purposes of Code Section 162(m)) and then only to the extent that such limitation is required by Code Section 162(m), shall be one million five hundred thousand dollars ($1,500,000).

(c) Stock Awards or Restricted Stock Units. The maximum number of shares of Stock that may be subject to Restricted Stock Awards described under Section 3.1(c) or Restricted Stock Units described under Section 3.1(d) which are granted to any one Participant who is a Covered Employee during any calendar year and are intended to be “performance-based compensation” (as that term is used for purposes of Code Section 162(m)) and then only to the extent that such limitation is required by Code Section 162(m), shall be seventy five thousand (75,000).

(d) Director Awards. The maximum number of shares of Stock that may be covered by awards granted to all non-Employee Directors, in the aggregate, is 20% of the shares authorized under Plan. The foregoing limitations shall not apply to cash-based Director fees that a non-Employee Director elects to receive in the form of shares of Stock or with respect to enticement awards made to new Directors.

(e) Partial Performance. Notwithstanding the preceding provisions of this Section 4.3, if in respect of any performance period or restriction period, the Committee grants to a Participant awards having an aggregate number of shares less than the maximum number of shares that could be awarded to such Participant based on the degree to which the relevant performance measures were attained, the excess of such maximum number of shares over the number of shares actually subject to awards granted to such Participant shall be carried forward and shall increase the number of shares that may be awarded to such Participant in respect of the next performance period in respect of which the Committee grants to such Participant an award intended to qualify as “performance-based compensation” (as that term is used for purposes of Code Section 162(m)), subject to adjustment pursuant to Section 4.4 hereof.

Section 4.4 Corporate Transactions.

(a) General. In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of stock options, SARs, Restricted Stock Awards and Restricted Stock Units in the aggregate to all Participants and individually to any one Participant, (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding stock options, SARs and Restricted Stock Awards and Restricted Stock Units, and (iii) the Exercise Price of stock options and SARs. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, stock options, SARs, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of stock options, SARs, Restricted Stock Awards and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of stock options, SARs, Restricted Stock Awards or Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Parent or Subsidiary or the financial statements of the Company or any Parent or Subsidiary, or in response to changes in applicable laws, regulations, or account principles. Unless otherwise determined by the Committee, any such adjustment to a stock option, SAR, Restricted Stock Award or Restricted Stock Unit intended to qualify as “performance-based compensation” shall conform to the requirements of Section 162(m) of the Code and the regulations thereunder then in effect.

(b) Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any stock options or SARs granted under the Plan which remain outstanding shall be converted into stock options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization or stock appreciation rights having substantially the same terms and conditions as the outstanding options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger, provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding stock options and SARs be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the option or SAR being canceled.

(c) The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events, other than those described above, affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on the Participants under this Plan.

Section 4.5 Delivery of Shares. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a) Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

(b) Certificates. To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

ARTICLE 5—CHANGE IN CONTROL

Section 5.1 Consequence of a Change in Control. Subject to the provisions of Section 4.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the in terms of any Award Agreement:

(a) At the time of an Involuntary Termination of Employment (or as to a Director, Termination of Service as a Director) following a Change in Control, all stock options and SARs then held by the Participant shall become fully exercisable (subject to the expiration provisions otherwise applicable to the option or SAR).

(b) At the time of an Involuntary Termination of Employment (or as to a Director, Termination of Service as a Director) following a Change in Control, all Restricted Stock Awards described in Section 3.1(c) and Restricted Stock Units described in Section 3.1(d) shall be fully earned and vested immediately.

(c) In the event of a Change in Control, any performance measure attached to an award under the Plan shall be deemed satisfied as of the date of the Change in Control.

Section 5.2 Definition of Change in Control. For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:

(a) approval by the shareholders of the Company of a transaction that would result and does result in the reorganization, merger or consolidation of the Company, with one or more other persons, other than a transaction following which:

(i) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”)) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in the Company; and

(ii) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of the Company;

(b) the acquisition of all or substantially all of the assets of the Company or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the outstanding securities of the Company entitled to vote generally in the election of directors by any person or by any persons acting in concert, or approval by the shareholders of the Company of any transaction which would result in such an acquisition;

(c) a complete liquidation or dissolution of the Company or the Bank, or approval by the shareholders of the Company of a plan for such liquidation or dissolution;

(d) the occurrence of any event if, immediately following such event, members of the Company’s Board of Directors who belong to any of the following groups do not aggregate at least a majority of the Company’s Board of Directors:

(i) individuals who were members of the Company’s Board of Directors on the Effective Date of this Agreement; or

(ii) individuals who first became members of the Company’s Board of Directors after the Effective Date of this Agreement either:

(A) upon election to serve as a member of the Company’s Board of Directors by the affirmative vote of three-quarters of the members of such Board, or of a nominating committee thereof, in office at the time of such first election; or

(B) upon election by the shareholders of the Company to serve as a member of the Company’s Board of Directors, but only if nominated for election by the affirmative vote of three-quarters of the members of such Board, or of a nominating committee thereof, in office at the time of such first nomination; provided that such individual’s election or nomination did not result from an actual or threatened election contest or other actual or threatened solicitation of proxies or consents other than by or on behalf of the Company’s Board of Directors; or

(e) any event which would be described in Section 5.2(a), (b), (c) or (d) if the term “Bank” were substituted for the term “Company” therein and the term “Bank’s Board of Directors” were substituted for the term “Company’s Board of Directors” therein. In no event, however, shall a Change in Control be deemed to have occurred as a result of any acquisition of securities or assets of the Company, the Bank or a subsidiary of either of them, by the Company, the Bank, any subsidiary of either of them, or by any employee benefit plan maintained by any of them. The term “person” shall include the meaning assigned to it under Sections 13(d)(3) or 14(d)(2) of the Exchange Act.

ARTICLE 6—COMMITTEE

Section 6.1 Administration. The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any decision to make or administer Awards that are made to Participants who at the time of consideration for such Award (i) are persons subject to the short-swing profit rules of Section 16 of the Exchange Act, or (ii) are reasonably anticipated to be Covered Employees within the meaning of Code Section 162(m) during the term of the Award. The Board (or those members of the Board who are “independent directors” under the corporate governance statutes of any national securities exchange on which the Company lists its securities) may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 6.2 Powers of Committee. The Committee’s administration of the Plan shall be subject to the following:

(a) Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors those persons who shall receive awards, to determine the time or times of receipt, to determine the types of awards and the number of shares covered by the awards, to establish the terms, conditions, performance measures, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such awards (subject to the restrictions imposed by Article 7), to cancel or suspend awards, to grant awards as an alternative to, or as the form of payment for, grants or rights earned or due under compensation plans or similar arrangements of the Company, and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an award at any time after the grant of the award.

(b) The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c) The Committee will have the authority to define terms not otherwise defined herein.

(d) Any interpretation of the Plan by the Committee and any decision made by it under the Plan are final and binding on all persons.

(e) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the certificate of incorporation and Bylaws of the Company and applicable state corporate law.

Section 6.3 Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant awards under the Plan to eligible persons who are either: (i) not then Covered Employees, within the meaning of Code Section 162(m) and are not expected to be Covered Employees at the time of recognition of income resulting from such award; or (ii) not persons with respect to whom the Company wishes to comply with Code Section 162(m); and/or (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 6.4 Information to be Furnished to Committee. As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 6.5 Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 7—AMENDMENT AND TERMINATION

Section 7.1 General. The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 3.6, Section 4.4 and Section 7.2) may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any award granted which was granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan; (b) increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 4.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.

Section 7.2 Amendment to Conform to Law and Accounting Changes. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or an Award Agreement, to take affect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the Securities Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 7.2 or Section 3.6 to any award granted under this Plan without further consideration or action.

ARTICLE 8—GENERAL TERMS

Section 8.1 No Implied Rights.

(a) No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b) No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an award under this Plan, or, having been so selected, to receive a future award under this Plan.

(c) No Rights as a Stockholder. Except as otherwise provided in the Plan, no award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 8.2 Transferability. Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except (i) as designated by the Participant by will or by the laws of descent and distribution, (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the option while held in the trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this part “(iii”), the option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of non-qualified options under the plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant. Restricted Stock Awards shall not be transferable prior to the time that such Awards vest in the Participant.

Section 8.3 Designation of Beneficiaries. A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise; provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 8.4 Non-Exclusivity. Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of restricted stock or stock options otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

Section 8.5 Award Agreement. Each award granted under the Plan shall be evidenced by an Award Agreement. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant, and the Committee may but need not require that the Participant sign a copy of the Award Agreement.

Section 8.6 Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

Section 8.7 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 8.8 Tax Withholding. Where a Participant is entitled to receive cash or shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax which the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by, (i) with respect to a stock option or SAR settled in stock, reducing the number of shares of Stock subject to the stock option or SAR (without issuance of such shares of Stock to the option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; (ii) with respect to Restricted Stock Award or Restricted Stock Unit, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting; or (iii) with respect to an SAR settled in cash, withholding an amount of cash. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under FAS 123(R) is an adverse consequence), a

Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the award were subject to minimum tax withholding requirements.

Section 8.9 Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company or such Subsidiary.

Section 8.10 Successors. All obligations of the Company under this Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 8.11 Indemnification. To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 6.3, or an Employee of the Company shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s certificate of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 8.12 No Fractional Shares. Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 8.13 Governing Law and Arbitration.

(a) The Plan, all awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Delaware without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in Hudson County, New Jersey, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any award under this Plan, each Participant, and any other person claiming any rights under the Plan, agrees to submit himself, and any such legal action as he shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

(b) Any dispute or controversy arising under or in connection with this Plan shall be settled exclusively by arbitration, conducted before a panel of three arbitrators sitting in a location selected by the Company within fifty (50) miles from the location of the Company’s main office, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator’s award in any court having jurisdiction.

Section 8.14 Benefits Under Other Plans. Except as otherwise provided by the Committee, awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 8.15 Validity. If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 8.16 Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan, any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:

(a) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b) in the case of certified or registered U.S. mail, three (3) days after deposit in the U.S. mail; or

(c) in the case of facsimile, the date upon which the transmitting party received confirmation of receipt by facsimile, telephone or otherwise;

provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received. In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by the U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Chief Operating Officer and to the Corporate Secretary.

REVOCABLE PROXY

PROVIDENT FINANCIAL SERVICES, INC.

ANNUAL MEETING OF STOCKHOLDERS

April 23, 2008

10:00 a.m.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Thomas W. Berry, John G. Collins, Geoffrey M. Connor, Frank L. Fekete, Christopher Martin, John P. Mulkerin, Edward O’Donnell, Paul M. Pantozzi and Jeffries Shein, or any of them, each with full power of substitution, to attend and to act as attorneys and proxies for the undersigned, and to vote as designated herein all shares of common stock of Provident Financial Services, Inc. (the “Company”) that the undersigned is entitled to vote, only at the 2008 Annual Meeting of Stockholders (the “Annual Meeting”), to be held at the Sheraton Newark Airport Hotel, 128 Frontage Road, Newark, New Jersey, on Wednesday, April 23, 2008 at 10:00 a.m., local time, and at any and all adjournments or postponements thereof.

Should the signer be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth in the Notice of the 2008 Annual Meeting of Stockholders and Proxy Statement, voting by Internet or telephone, or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting,

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE

ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE

VIA THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

ê     FOLD AND DETACH HERE    ê

PROVIDENT FINANCIAL SERVICES, INC., ANNUAL MEETING OF STOCKHOLDERS,

APRIL 23, 2008

YOUR VOTE IS IMPORTANT!

Annual Meeting Materials are available on-line at:

http://www.cfpproxy.com/5429

You can vote in one of three ways:

1.	Call toll free 1 -866-776-5647 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2.	Via the Internet at https://www.proxyvotenow.com/pfs and follow the instructions.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY PROVIDENT FINANCIAL SERVICES, INC.	Annual Meeting of Stockholders APRIL 23, 2008

For	Withhold All	For All Except	For	Against	Abstain
1.	The election as directors of all nominees listed below (except as marked to the contrary below), each for a three-year term:	☐	☐	☐	2.	The approval of the 2008 Long-Term Equity Incentive Plan.	☐	☐	☐

(01) Laura L. Brooks (02) Carlos Hernandez (03) William T. Jackson (04) Katharine Laud (05) Arthur McConnell	3.	The ratification of the appointment of KPMG LLP as the Company’s Independent registered public accounting firm for the year ending December 31, 2008.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

INSTRUCTION: To withhold authority to vote for any nominee(s),

mark “For All Except” and write that nominee(s’) name(s) or

number(s) in the space provided below.

________________________________________________________

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED FOR THE PROPOSALS LISTED ABOVE. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY THE PERSONS APPOINTED AS PROXIES HEREIN IN ACCORDANCE WITH THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

The person signing this proxy acknowledges receipt from the Company, prior to the execution of this proxy, of a Notice of Annual Meeting and Proxy Statement.

Mark here if you plan to attend the meeting	☐

Mark here for address change and note change	☐

_________________________________________________

Please be sure to date and sign	Date	_________________________________________________
this proxy card in the box below.	_________________________________________________

Sign above	Please sign exactly as your name appears on this proxy card. If shares are held jointly, each holder may sign, but only one signature is required. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. An authorized officer should sign corporate or partnership proxies.

IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW

é    FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL    é

PROXY VOTING INSTRUCTIONS

Shareholders of record have three ways to vote:

1.	By Mail; or
2.	By Telephone (using a Touch-Tone Phone); or
3.	By Internet.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3:00 a.m., April 23, 2008. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone	Vote by Internet

Call Toll-Free on a Touch-Tone Phone anytime prior to 3:00 a.m., April 23, 2008:	anytime prior to 3:00 a.m., April 23, 2008 go to
1-866-776-5647	https://www.proxyvotenow.com/pfs

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

ON-LINE ANNUAL MEETING MATERIALS:	http://www.cfpproxy.com/5429

Your vote is important!